EVERGREEN
                            INTERNATIONAL/GLOBAL
                                GROWTH FUNDS

            (Photo of Buddha statues        (Photo of Global Leaders Fund
                 appears here)                    logo appears here)

            (Photo of Globe appears         (Photo of European flags
                     here)                         appears here)



                  (Photo of Asian city harbor appears here)


                               1996 ANNUAL REPORT

                      (Evergreen Fund logo appears here)

                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
                               TABLE OF CONTENTS

                                                  Economic Overview.........................................................     1
(Photo of Buddha statues        EMERGING MARKETS  A Report From Your Portfolio Manager......................................     3
appears here)                        GROWTH FUND  Results to Date...........................................................     4
                                                  Statement of Investments..................................................     5
                                                  Industry Diversification..................................................     7
                                                  Statement of Assets and Liabilities.......................................     8
                                                  Statement of Operations...................................................     9
                                                  Statement of Changes in Net Assets........................................    10
                                                  Financial Highlights......................................................    11

(Photo of Global Leaders Fund     GLOBAL LEADERS  A Report From Your Portfolio Managers.....................................   13
appears here)                               FUND  Results to Date...........................................................   17
                                                  Statement of Investments..................................................   18
                                                  Industry Diversification..................................................   20
                                                  Statement of Assets and Liabilities.......................................   21
                                                  Statement of Operations...................................................   22
                                                  Statement of Changes in Net Assets........................................   23
                                                  Financial Highlights......................................................   24

(Photo of Globe                      GLOBAL REAL  A Report From Your Portfolio Manager......................................   25
appears here)                      ESTATE EQUITY  Results to Date...........................................................   28
                                            FUND  Statement of Investments..................................................   29
                                                  Statement of Assets and Liabilities.......................................   31
                                                  Statement of Operations...................................................   32
                                                  Statement of Changes in Net Assets........................................   33
                                                  Financial Highlights......................................................   34

(Photo of European flags           INTERNATIONAL  A Report From Your Portfolio Manager......................................   36
appears here)                        EQUITY FUND  Results to Date...........................................................   38
                                                  Statement of Investments..................................................   39
                                                  Industry Diversification..................................................   45
                                                  Statement of Assets and Liabilities.......................................   46
                                                  Statement of Operations...................................................   47
                                                  Statement of Changes in Net Assets........................................   48
                                                  Financial Highlights......................................................   49

                                                  Combined Notes to Financial Statements....................................   51
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................   60
                                                  Trustees and Officers......................................   Inside Back Cover

                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
ECONOMIC OVERVIEW
BY EVERGREEN ASSET MANAGEMENT CHAIRMAN,
STEPHEN A. LIEBER
  The continued expansion of the United States         (Photo of Stephen A.
economy and the persistence of inflation at 3% or      Lieber appears here)
less, has evidently sent mixed signals to the
investment markets. The equity market this year has
gone from new high to new high. The willingness of
American savers to put money into the hands of equity mutual funds to buy stocks in the United States and abroad is unprecedented. Even foreign investors, who have long been skeptical of the rising prices of U.S. equities and the recent relatively higher valuations than in many other industrial countries, have begun to move heavily into U.S. equities. Only the bond market has suffered negative trends this year. But, it showed no further losses when measured from the end of the second quarter to the end of the third quarter, and has since recovered to the levels of last February.
  Evidence of slowed final demand in many sectors of the economy has begun to reduce the fears of many investors over inflationary pressures. While confidence increases that both producer and consumer price indices will remain in a narrow range, around 3%, apprehensions of possibly renewed inflation are now focused on the trend of hourly wages, which showed some strength earlier in the fall.
  The apparent consensus among business economists currently is to expect a 2% growth rate for the U.S. economy in the second half of 1996, with a similar level to continue into 1997. These views are, in part, based on historical trends, in which the late stage expansion cycle characteristics of the U.S. economy typically show economic deceleration. Such a deceleration is not widely feared, in view of the fact that real income growth is like to be sustained by a 2% to 2 1/2% employment growth, plus a 3% to 3 1/2% earnings growth, before a 3% inflation. The appearance of such decelerating trends and their continuation would likely bring bond yields down, as the inflation premium would be removed from bond market expectations. Many who dissent from the consensus view that the economy will slow, argue that the European economies and Japan's are likely to revive in 1997, which will create more export demand for U.S. products and, therefore, increase our growth rate. More pessimistic observers of the American economy believe that the American consumer has overspent, as evidenced by the rising rate of credit card delinquencies, and by the "wealth effect" of a stock market achieving record highs.
  The stock market has achieved its historic highs, based not only on a rising valuation, but also on significantly increased corporate profitability. Any slowing of the economy will reduce the stimulus to stock buying from the momentum of earnings growth. It remains questionable though, whether the incentive to invest in equities would be correspondingly reduced. It may simply produce a more selective environment, crowding investment interest into a smaller spectrum of the market. We believe this a likely outcome, so long as the basic inclination of American investors is increasingly to put their long-term savings funds into common stocks or common stock mutual funds. We see four areas of sustained demand for common stocks in the balance of 1996: companies with internal growth based on innovative products and services, companies which are using their excess retained earnings to buy back their own stock, companies which are restructuring their operations to achieve better returns and, finally, companies whose undervaluation makes them attractive acquisition candidates for larger enterprises. For the bond market, we expect that fairly stable, rather than rising, inflation, and a somewhat declining overall business rate of growth, together with a narrow range currency market, should enable a gradual decline in interest rates. This would have the effect of supporting the stock market alternative to fixed income investments.
  These economic and market volatilities suggest the need for a long-term perspective. Taking advantage of declines in prices of quality stocks, purchasing bonds in periods of exaggerated apprehensions over inflation, together with systematic investing, should prove the most effective way to capitalize on the volatilities of a period where many investors are dominated by their uncertainties. Record corporate profits and strong growth trends by leaders in new products or services encourage a positive investment
                                                                               1

                  EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS
ECONOMIC OVERVIEW -- (CONTINUED)
response. The confidence of managements in their ability to generate substantial and even excess cash flows is shown by the still rising trend of corporate stock buy-backs. The rising business cycle of the last five years has greatly strengthened the balance sheets of most American companies. Any decline in interest rates, such as experienced in recent weeks, should tend to focus even more attention on comparative returns of strongly positioned, well financed, and highly profitable companies.
  Internationally, the Organization for Economic Cooperation and Development estimates that, in 1997, there will be an average 2.4% growth in gross domestic product for its member countries. Looking to "robust and sustainable growth in the United States, and a continuation of expansions in Japan and Europe", inflationary forces are seen as a potential risk, but not a probability. The head of the OECD Economics Department projects a slowdown of economic activity in the U.S. which would, if confirmed, reduce the risk of a rise in inflation. Further, with U.S. growth projected at only 2.2% in 1997, against 2.4% in 1996, and with U.S. gross fixed investment expected to fall to a 3.3% rate from 6% in 1996, the U.S. is not viewed as an expected inflationary force in the world economic picture. Similarly, Japan is anticipated to have its growth rate fall to 1.6% from 3.6% in 1996. The major expected increase in growth is in the long delayed recovery in Europe, where the OECD predicts a growth rate of 2.4%, up from 1.6% in 1996. Yet, even with this recovery projected for Europe, the OECD is still fearful of further rises in the already high levels of unemployment in such principal European economies as Germany, France, and Italy.
  Economic growth rates in Southeast Asia, Latin America, and other more rapidly industrializing nations, are widely expected to exceed those of the major industrial countries in 1997. Led by the indicated better than 9% 1996 rate of growth in GDP of China, and sustained 8% rate of growth estimated for Indonesia, Malaysia, and Thailand, improving economies are seen elsewhere such as the Philippines which has, this year, grown its GDP at 5.9%, and South Korea at 6.4%. Argentina, Brazil, and Mexico reported comparable levels of growth.
  Expectations for 1997 are that these economies will sustain their expansion, particularly if worldwide interest rate levels remain in recent bands, which will permit the availability of capital. Inflation rates are a continuing risk factor in numerous emerging economies, led by a recent 7% in China, and 11.8% in Brazil, while Mexico, still in its readjustment phase, most recently reported a 28.7% inflation rate. Trade balances in many of these countries, are, however, are increasingly favorable, providing capital to sustain their expansions. This is particularly evident in China, which has built up its foreign dollar reserves in the last year (ending September) to $97.4 billion from $71.4 billion, and in Brazil, whose reserves increased to $57.5 billion in August from $45.6 billion the year before. Stock markets in the varying countries have varying trends and high volatility, led in the last eleven months by that of Venezuela, up 195%, followed by Russia, up 153%, Hungary, up 148%, Turkey, up 129%, and China, up 126%. The weakest market in the Asian group was Thailand, down 30.8%.
  These contrasts between growth rates, growth expectations, and stock market performance suggest the continuing need for both a longer term perspective and an investment policy guided by current political and economic analysis on a national basis, as well as a company and commodity basis. Investment focus on multi-national companies which take advantage of long-term growth opportunities in dynamic economies would seem, in 1997, to again be a cautious strategy to bridge local uncertainties, and yet benefit by major growth potentials. The selection of individual securities in the mature economies should continue to be supported by improving liquidity, as markets among the major trading nations broaden and the flows of capital continue to increase. For companies based in the so-called emerging markets, policies of concentration on the strongest enterprises with healthy equity capital levels and major positions in domestic markets, together with export markets, would seem to still be an appropriate focus. In short, 1997's initial economic outlook for international investment continue to be positive within a framework of restrained inflation and continuing modest growth among the major industrial nations.
2

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD WAGONER
   We are pleased to bring you the Annual Report for Evergreen   (Photo of
Emerging Markets Growth Fund. For the twelve-month period        Richard Wagoner
ended October 31, 1996, Evergreen Emerging Markets Growth        appears here)
Fund's total return for its Class A shares at net asset value was 7.7%* as compared with 3.5% for the Morgan Stanley Capital
International (MSCI) Emerging Markets Index**, the Fund's benchmark index. Class A shares are subject to a maximum 4.75% front end sales charge which is not reflected in the Fund's performance figure. If reflected, performance would be lower.
(For additional performance information, please see page 4.)

   Taiwan, Malaysia, Brazil, Argentina and Poland lead the
performance of the emerging markets during the year, with total returns in excess of 25%, as measured by their respective MSCI country sub-indexes. The worst performing markets during this period were South Korea, Thailand and South Africa, which declined 36%, 31% and 10%, respectively. The global investment environment was negative for the emerging markets during the last year. Signs of growing economic strength in the United States caused uncertainty over future direction of monetary policy in the major markets. Global financial liquidity plays a strategic role in shaping emerging markets' equity performance.
   The Fund's overweights in Hong Kong, Peru and Czech Republic, as compared with the MSCI Emerging Markets Index, helped performance, as did our underweights in Korea, Thailand and South Africa. Strong stock selection in Brazil and Chile was a key contributor to outperformance despite being neutrally weighted. Our major sector overweights were in the financial and services sectors, where our combined weighting was approximately 51% of the portfolio.
   We believe the near-term outlook for emerging markets equities is extremely bullish. Investor focus has been on the strength of the major economies and the outlook for interest rates. The threat of higher interest rates was deferred following the Federal Reserve Board's decision not to increase rates at its September meeting. This inaction along with reductions in official lending rates in several overseas markets has led to a world-wide rally in bond prices. In turn, this has fostered positive conditions for stock markets around the world, particularly for the interest-rate-sensitive emerging markets. We continue to emphasize Latin America and selected Pacific Rim markets, while the markets of Eastern Europe are becoming increasingly attractive. We remain substantially underweighted in South Africa.
   Thank you for your support in Evergreen Emerging Markets Fund. We look forward to reporting the Fund's results to you in our Semiannual Report.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT. THE FUND ALSO OFFERS CLASS Y SHARES WHICH ARE NOT SUBJECT TO SALES CHARGES AND ARE AVAILABLE TO CERTAIN INSTITUTIONAL INVESTORS AND INVESTMENT ADVISORY CLIENTS OF EVERGREEN ASSET AND ITS AFFILIATES. DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE AND ABSORBED A PORTION OF THE FUND'S OTHER EXPENSES. HAD FEE NOT BEEN WAIVED OR EXPENSES ABSORBED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER AND EXPENSE ABSORPTION MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER AND EXPENSE ABSORPTION, PLEASE SEE THE PROSPECTUS.
** SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL. THE MSCI EMERGING MARKETS INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
                                                                               3

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN EMERGING MARKETS GROWTH FUND
     The graphs below compare a $10,000 investment in the Evergreen Emerging Markets Growth Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Morgan Stanley EAFE Index and the Morgan Stanley Emerging Markets Index ("Indexes").

(The following are four graphs for Class A, B, C and Y Shares.
Customer to provide plot points)


                                             9/2/94*   12/31/94  10/31/95  4/30/96  10/31/96
CLASS A

1-YEAR TOTAL RETURN=2.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=9.3%

Evergreen Emerging Markets Growth Fund
Morgan Stanley Eafe Index
Morgan Stanley Emerging Markets Index

CLASS B

1-YEAR TOTAL RETURN=1.8%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=9.2%

Evergreen Emerging Markets Growth Fund
Morgan Stanley Eafe Index
Morgan Stanley Emerging Markets Index

CLASS C

1-YEAR TOTAL RETURN=5.9%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=7.9%

Evergreen Emerging Markets Growth Fund
Morgan Stanley Eafe Index
Morgan Stanley Emerging Markets Index

CLASS Y

1-YEAR TOTAL RETURN=7.9%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=7.0%

Evergreen Emerging Markets Growth Fund
Morgan Stanley Eafe Index
Morgan Stanley Emerging Markets Index

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The indexes are unmanaged and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
4

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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                            STATEMENT OF INVESTMENTS
                                OCTOBER 31, 1996

  SHARES                                             VALUE
 COMMON STOCKS -- 93.4%
             BRAZIL -- 15.5%
1,000,000    Cia Cervejaria Brahma............... $   618,065
   20,700    Companhia Energetica de Minas
             Gerais, ADR.........................     656,629
   33,700    Companhia Vale do Rio Doce,
             ADR.................................     708,509
2,008,000 *  Eletrobras SA, Cl. B Shares.........     650,831
2,322,000    Eletrobras SA.......................     720,964
   20,000 *  Multicanal Participacoes SA, ADR....     280,000
3,506,000    Petroleo Brasileiros SA.............     453,862
   14,900    Telecomunicacoes Brasileiras, ADR...   1,110,050
                                                    5,198,910
             CHILE -- 4.9%
   12,900    Compania de Telecomunicacione,
             ADR.................................   1,272,262
    6,500    Sociedad Quimica y Minera de
             Chile SA, ADR.......................     373,750
                                                    1,646,012
             CHINA -- .2%
  190,000    Shanghai Post & Telecom.............      68,400
             CZECH REPUBLIC -- 3.3%
    8,600    Komercni Banka AS...................     638,741
    4,500 *  SPT Telekom AS......................     481,116
                                                    1,119,857
             HONG KONG -- 13.0%
   37,000    Bank of East Asia Ltd...............     144,512
   50,000    Cheung Kong Holdings Ltd............     400,921
  400,000 *  Cheung Kong Infrastructure
             Holdings............................     744,937
  400,000    China Hong Kong Photo Products......     151,315
  500,000    China Overseas Land
             & Investment Ltd....................     185,911
   50,000    Citic Pacific Ltd...................     243,139
  286,000    First Pacific Ltd...................     393,924
  414,000    Goldlion Holdings Ltd...............     337,317
    9,200    HSBC Holdings Plc...................     187,398
  118,000    Lai Sun Development Co., Ltd........     152,609
  260,000    National Mutual Asia Ltd............     218,566
   84,000    New World Develelopment Co., Ltd....     488,865
   56,000    Sun Hung Kai Properties Ltd.........     637,335
   50,000    Varitronix International Ltd........      91,177
                                                    4,377,926
             HUNGARY -- 3.5%
   10,400    EGIS Gyogyszergyar..................     641,529
  SHARES                                             VALUE

             HUNGARY -- 3.5% -- CONTINUED

    9,900    Richter Gedeon, GDR................. $   532,320
                                                    1,173,849
             INDIA -- 3.7%
   32,900 *  East India Hotels Ltd., GDR, 144A...     502,274
   31,200 *  Indian Hotels Co., Ltd., GDR........     571,849
    9,500    Ranbaxy Laboratories Ltd., GDR,
             144A................................     165,382
                                                    1,239,505
             INDONESIA -- 1.9%
  302,578    Bank International Indonesia........     353,460
  100,000    Kawasan Industri Jababeka...........     134,161
    4,500    PT Telekomunikasi Indonesia, ADR....     135,000
                                                      622,621
             ISRAEL -- 2.2%
   37,000    ECI Telecommunications Ltd..........     740,000
             KOREA -- 2.3%
    7,000    Korea Electric Power Corp., ADR.....     126,000
   39,600 *  Korea Mobile Telecommunications,
             GDR.................................     495,000
    6,200    Pohang Iron & Steel Ltd., ADR.......     128,650
      154    Samsung Electronics Ltd., GDR,
             144A................................       3,311
                                                      752,961
             LUXEMBOURG -- .9%
    7,500 *  Millicom International Cellular
             SA..................................     298,125
             MALAYSIA -- 11.8%
   90,000    AMMB Holdings, Berhad...............     609,143
  110,000    Industrial Oxygen Inc., Berhad......     173,283
   70,400    Kian Joo Can Factory, Berhad........     384,532
   45,000    Malayan Bank, Berhad................     445,280
  140,000    New Straits Times Press, Berhad.....     736,988
   40,000    Pan Pacific Asia, Berhad............     121,908
  185,000    Public Bank, Berhad.................     342,811
  170,000    Sime Darby, Berhad..................     602,217
   76,000    Sungei Way Holdings, Berhad.........     433,168
   52,000 *  Technology Resources Industries,
             Berhad..............................     124,520
                                                    3,973,850
             MEXICO -- 6.7%
   46,000    Grupo Elektra SA de CV..............     313,630
  160,000 *  Grupo Finance Banamex Accival
             SA de CV, Series B..................     338,414
  124,000    Grupo Finance Inbursa...............     401,120
   62,800    Grupo Modelo SA de CV...............     325,427

                                                                               5

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                             VALUE

COMMON STOCKS -- 93.4% -- CONTINUED
             MEXICO -- 6.7% -- CONTINUED

1,150,000 *  Grupo Posadas SA de CV.............. $   522,239
  219,000 *  Grupo Synkro SA de CV, ADR..........      31,492
   17,000    Kimberly Clark Corp.
             de Mexico SA de CV..................     327,838
                                                    2,260,160
             PERU -- 1.1%
   16,000 *  Compania de Minas Buenaventura
             SA, ADR.............................     268,000
   12,288 *  Minas Buenaventura..................      95,714
                                                      363,714
             PHILIPPINES -- 2.4%
  500,000 *  Pilipino Telephone Corp.............     442,352
   30,000    Philippine National Bank............     345,320
    5,670    San Miguel Corp.....................      20,496
                                                      808,168
             POLAND -- 4.0%
    9,700    Agros Holdings SA...................     250,115
   15,500    Bank Rozwoju Eksportu SA............     460,309
    3,700    Bank Slaski SA......................     342,142
   36,100    Elektrim............................     301,721
                                                    1,354,287
             PORTUGAL -- 2.7%
   35,000    Portugal Telecom SA, ADR............     905,625
             SINGAPORE -- 2.2%
   22,000    Cerebos Pacific Ltd.................     170,252
   24,000    Fraser & Neave Ltd..................     238,551
   75,000    Genting International Plc...........     183,000
   20,000    Keppel Corp., Ltd...................     149,095
                                                      740,898
             SOUTH AFRICA -- 1.5%
    3,000    Anglo American Corp., Ltd., ADR.....     180,750
   27,000    Sasol Ltd...........................     329,409
                                                      510,159
             TAIWAN -- 7.5%
   10,440 *  Advanced Semiconductor Materials
             International NV, GDR...............      75,246
   71,000    Cathay Life Insurance Co., Ltd......     425,381
  200,000    China Steel Corp....................     177,923
  SHARES                                             VALUE

             TAIWAN -- 7.5% -- CONTINUED

   24,300 *  China Steel Corp., ADR, 144A........ $   432,351
  250,000    Chinatrust Commercial Bank..........     442,992
  200,000 *  President Enterprises...............     281,046
   49,222 *  President Enterprises Corp., GDR,
             144A................................     691,672
                                                    2,526,611
             THAILAND -- 2.1%
    5,200    Advanced Information Services Plc...      70,571
   10,000    Bangkok Bank Public Co., Ltd........     106,688
   10,000    Land & House Public Co., Ltd........      83,153
   62,400    Total Access Communication
             Plc, Ltd............................     430,560
                                                      690,972
             TOTAL COMMON STOCKS
               (COST $31,407,381)................  31,372,610
PRINCIPAL
  AMOUNT
REPURCHASE AGREEMENT -- 5.1%
$ 1,701,000  State Street Bank & Trust Co.,
             4.75% dated 10/31/96, due
             11/1/96 -- collateralized by
             $1,760,000 U.S. Treasury Notes,
             5.875%, due 2/15/04; value,
             including accrued interest --
             $1,739,830
             (COST $1,701,000)..................   1,701,000
               TOTAL INVESTMENTS --
                  (COST $33,108,381).....   98.5%  33,073,610
               OTHER ASSETS AND
                  LIABILITIES -- NET.....     1.5     495,196
               NET ASSETS --.............  100.0% $33,568,806

* Non-income producing securities
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
Rule 144A securities are restricted as to resale to qualified institutional investors.
See accompanying notes to financial statements.
6

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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                            INDUSTRY DIVERSIFICATION
                                OCTOBER 31, 1996

                                                                                                                     PERCENTAGE OF
                                                                                                                      NET ASSETS
Banks..............................................................................................................       12.5%
Beverages & Tobacco................................................................................................        3.6
Building, Construction & Furnishings...............................................................................        1.3
Business Equipment & Services......................................................................................         .8
Chemical & Agricultural Products...................................................................................        2.1
Electrical Equipment & Services....................................................................................        3.8
Energy.............................................................................................................        1.4
Finance & Insurance................................................................................................        4.8
Food & Household Products..........................................................................................        5.5
Health Care Products & Services....................................................................................        5.0
Industrial Specialty Products & Services...........................................................................        2.0
Leisure & Tourism..................................................................................................        5.3
Machinery -- Diversified...........................................................................................         .4
Metal Products & Services..........................................................................................        5.4
Mining.............................................................................................................         .5
Multi-Industry.....................................................................................................        3.7
Publishing, Broadcasting & Entertainment...........................................................................        2.2
Real Estate........................................................................................................        8.4
Retailing & Wholesale..............................................................................................        1.0
Telecommunication Services & Equipment.............................................................................       17.2
Textile & Apparel..................................................................................................         .1
Utilities..........................................................................................................        6.4
      Total Long-Term Investments..................................................................................       93.4
Short-Term Investment..............................................................................................        5.1
Other Assets and Liabilities -- net................................................................................        1.5
      Net Assets...................................................................................................      100.0%

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS:
   Investments at value (identified cost $33,108,381).............................................................  $33,073,610
   Foreign currencies at value (identified cost $221,045).........................................................      220,851
   Cash...........................................................................................................       90,906
   Receivable for investments sold................................................................................    1,047,369
   Receivable for Fund shares sold................................................................................       62,091
   Unamortized organization expense...............................................................................       28,976
   Dividends and interest receivable..............................................................................       13,666
   Prepaid expenses and other assets..............................................................................        6,936
         Total assets.............................................................................................   34,544,405
LIABILITIES:
   Payable for investments purchased..............................................................................      816,035
   Accrued expenses...............................................................................................      116,546
   Payable for Fund shares repurchased............................................................................       34,093
   Accrued advisory fee...........................................................................................        5,924
   Distribution fee payable.......................................................................................        3,001
         Total liabilities........................................................................................      975,599
NET ASSETS........................................................................................................  $33,568,806
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $35,453,010
   Accumulated net investment loss................................................................................         (328)
   Accumulated net realized loss on investment and foreign currency transactions..................................   (1,847,021)
   Net unrealized depreciation of investments and foreign currencies..............................................      (36,855)
      Net assets..................................................................................................  $33,568,806
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($1,644,735 194,446 shares of beneficial interest outstanding)..................................  $      8.46
   Sales charge -- 4.75% of offering price........................................................................          .42
         Maximum offering price...................................................................................  $8.88
   Class B Shares ($2,880,916 343,322 shares of beneficial interest outstanding)..................................  $8.39
   Class C Shares ($84,587 10,089 shares of beneficial interest outstanding)......................................  $8.38
   Class Y Shares ($28,958,568 3,413,310 shares of beneficial interest outstanding)...............................  $8.48

See accompanying notes to financial statements.
8

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $27,246)............................................              $ 255,316
   Interest...........................................................................................                112,351
      Total investment income.........................................................................                367,667
EXPENSES:
   Advisory fee.......................................................................................  $ 342,379
   Administration personnel and services fees.........................................................     11,191
   Distribution fee -- Class A Shares.................................................................      3,883
   Distribution fee -- Class B Shares.................................................................     19,319
   Shareholder services fee -- Class B Shares.........................................................      6,440
   Distribution fee -- Class C Shares.................................................................        493
   Shareholder services fee -- Class C Shares.........................................................        165
   Custodian fee......................................................................................    154,655
   Registration and filing fees.......................................................................     77,173
   Transfer agent fee.................................................................................     64,053
   Professional fees..................................................................................     42,550
   Reports and notices to shareholders................................................................     28,528
   Deferred organizational expense....................................................................     14,275
   Insurance..........................................................................................      3,576
   Trustees' fees and expenses........................................................................      1,692
   Miscellaneous......................................................................................      7,484
        Total expenses................................................................................    777,856
   Less: Fee waivers and expense reimbursments........................................................   (405,868)
         Net expenses.................................................................................                371,988
Net investment loss...................................................................................                 (4,321)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized loss on investment transactions.......................................................                (71,875)
   Net realized loss on foreign currency transactions.................................................                (24,761)
   Net change in unrealized appreciation (depreciation) of investments and foreign currencies.........                (38,536)
Net loss on investments and foreign currencies........................................................               (135,172)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................              $(139,493)

See accompanying notes to financial statements.
                                                                               9

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR           TEN MONTHS*
                                                                                                   ENDED              ENDED
                                                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss).............................................................    $     (4,321)      $     67,179
   Net realized loss on investment transactions.............................................         (71,875)        (1,677,645)
   Net realized gain (loss) on foreign currency transactions................................         (24,761)            33,753
   Net change in unrealized appreciation (depreciation) of investments and
      foreign currencies....................................................................         (38,536)         1,470,045
      Net decrease in net assets resulting from operations..................................        (139,493)          (106,668)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...........................................................................          (6,742)                --
   Class Y Shares...........................................................................         (81,928)                --
         Total distributions to shareholders from net investment income.....................         (88,670)                --
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      24,970,951          5,594,810
   Proceeds from reinvestment of distributions..............................................          22,693                 --
   Payment for shares redeemed..............................................................      (3,663,950)        (1,444,320)
      Net increase resulting from Fund share transactions...................................      21,329,694          4,150,490
      Net increase in net assets............................................................      21,101,531          4,043,822
NET ASSETS:
   Beginning of period......................................................................      12,467,275          8,423,453
   End of period (including undistributed net investment income (accumulated net investment
     loss) of ($328) and $100,254, respectively)............................................    $ 33,568,806       $ 12,467,275

* The Fund changed its fiscal year end from December 31 to October 31. See accompanying notes to financial statements.
10

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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                              FINANCIAL HIGHLIGHTS

                                                                       CLASS A SHARES                       CLASS B SHARES
                                                                                       SEPTEMBER 6,
                                                             YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS
                                                             ENDED         ENDED         THROUGH         ENDED         ENDED
                                                          OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,
                                                            1996++         1995#           1994         1996++         1995#
PER SHARE DATA:
Net asset value, beginning of period....................      $7.90         $8.17         $10.00          $7.85         $8.16
Income (loss) from investment operations:
  Net investment income (loss)..........................       (.01)          .05             --           (.08)          .01
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions...................        .62          (.32)         (1.83)           .62          (.32)
    Total from investment operations....................        .61          (.27)         (1.83)           .54          (.31)
Less distributions to shareholders from net investment
  income................................................       (.05)           --             --             --            --
Net asset value, end of period..........................      $8.46         $7.90          $8.17          $8.39         $7.85
TOTAL RETURN+...........................................       7.7%         (3.3%)        (18.3%)          6.9%         (3.8%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............     $1,645        $1,117           $867         $2,881        $1,940
Ratios to average net assets:
  Expenses**............................................      1.74%         1.73%++        1.78%++        2.50%         2.48%++
  Net investment income (loss)**........................      (.09%)         .76%++        (.12%)++       (.87%)         .03%++
Portfolio turnover rate.................................       107%           65%            17%           107%           65%
Average commission rate paid............................    $ .0103           N/A            N/A        $ .0103           N/A


                                                        CLASS B SHARES
                                                          SEPTEMBER 6,
                                                             1994*
                                                            THROUGH
                                                          DECEMBER 31,
                                                              1994
PER SHARE DATA:
Net asset value, beginning of period....................     $10.00
Income (loss) from investment operations:
  Net investment income (loss)..........................       (.02)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions...................      (1.82)
    Total from investment operations....................      (1.84)
Less distributions to shareholders from net investment
  income................................................         --
Net asset value, end of period..........................      $8.16
TOTAL RETURN+...........................................     (18.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............     $1,589
Ratios to average net assets:
  Expenses**............................................      2.53%++
  Net investment income (loss)**........................      (.84%)++
Portfolio turnover rate.................................        17%
Average commission rate paid............................        N/A

++ Per share data is calculated based on average shares outstanding during the period.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                      CLASS A SHARES                       CLASS B SHARES
                                                                                      SEPTEMBER 6,
                                                            YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS
                                                            ENDED         ENDED         THROUGH         ENDED         ENDED
                                                         OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,
                                                            1996          1995#           1994          1996          1995#
Expenses...............................................      3.58%         3.97%          3.96%          4.34%         4.72%
Net investment loss....................................     (1.93%)       (1.48%)        (2.30%)        (2.71%)       (2.21%)

                                                        CLASS B SHARES
                                                         SEPTEMBER 6,
                                                            1994*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             1994
Expenses...............................................      4.71%
Net investment loss....................................     (3.02%)

See accompanying notes to financial statements.
                                                                              11

                     EVERGREEN EMERGING MARKETS GROWTH FUND

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                              FINANCIAL HIGHLIGHTS

                                                                       CLASS C SHARES                       CLASS Y SHARES
                                                                                       SEPTEMBER 6,
                                                             YEAR        TEN MONTHS       1994*           YEAR        TEN MONTHS
                                                            ENDED          ENDED         THROUGH         ENDED          ENDED
                                                         OCTOBER 31,    OCTOBER 31,    DECEMBER 31,   OCTOBER 31,    OCTOBER 31,
                                                            1996++         1995#           1994          1996++         1995#
PER SHARE DATA:
Net asset value, beginning of period...................       $7.84          $8.16         $10.00          $7.92          $8.17
Income (loss) from investment operations:
  Net investment income (loss).........................        (.08)           .02           (.02)           .01            .05
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions......         .62           (.34)         (1.82)           .62           (.30)
    Total from investment operations...................         .54           (.32)         (1.84)           .63           (.25)
Less distributions to shareholders from net investment
  income...............................................          --             --             --           (.07)            --
Net asset value, end of period.........................       $8.38          $7.84          $8.16          $8.48          $7.92
TOTAL RETURN+..........................................        6.9%          (3.9%)        (18.4%)          7.9%          (3.1%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............         $85            $56            $89        $28,959         $9,355
Ratios to average net assets:
  Expenses**...........................................       2.51%          2.50%++        2.53%++        1.50%          1.48%++
  Net investment income (loss)**.......................       (.91%)          .72%++        (.82%)++        .11%           .94%++
Portfolio turnover rate................................        107%            65%            17%           107%            65%
Average commission rate paid...........................      $.0103            N/A            N/A         $.0103            N/A

                                                        CLASS Y SHARES
                                                         SEPTEMBER 6,
                                                            1994*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             1994
PER SHARE DATA:
Net asset value, beginning of period...................      $10.00
Income (loss) from investment operations:
  Net investment income (loss).........................         .01
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions......       (1.84)
    Total from investment operations...................       (1.83)
Less distributions to shareholders from net investment
  income...............................................          --
Net asset value, end of period.........................       $8.17
TOTAL RETURN+..........................................      (18.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............      $5,878
Ratios to average net assets:
  Expenses**...........................................       1.53%++
  Net investment income (loss)**.......................        .43%++
Portfolio turnover rate................................         17%
Average commission rate paid...........................         N/A

++ Per share data is calculated based on average shares outstanding during the period.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                      CLASS C SHARES                       CLASS Y SHARES
                                                                                      SEPTEMBER 6,
                                                            YEAR        TEN MONTHS       1994*          YEAR        TEN MONTHS
                                                            ENDED         ENDED         THROUGH         ENDED         ENDED
                                                         OCTOBER 31,   OCTOBER 31,    DECEMBER 31,   OCTOBER 31,   OCTOBER 31,
                                                            1996          1995#           1994          1996          1995#
Expenses...............................................      4.31%         4.74%          4.71%          3.27%         3.72%
Net investment loss....................................     (2.71%)       (1.52%)        (3.00%)        (1.66%)       (1.30%)

                                                        CLASS Y SHARES
                                                         SEPTEMBER 6,
                                                            1994*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             1994
Expenses...............................................      3.71%
Net investment loss....................................     (1.75%)

See accompanying notes to financial statements.
12

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS
STEPHEN A. LIEBER
EDWIN D. MISKA
   We are pleased to present the first annual report for         (Photo of
Evergreen Global Leaders Fund. For the twelve months ended       Stephen A.
October 31, 1996, the Fund's total return was +19.6%* (Class     Lieber appears
Y, no-load shares) which compares favorably with the global      here)
indexes. For the same time period, the total return for the
MSCI World Index** was +16.3%, the MSCI EAFE Index** returned    (Photo of
+10.5%, and the total return for the Lipper Global Funds         Edwin D.
average of the 153 global funds tracked by Lipper during that    Miska appears
time was 15.5%***. (For additional performance information,      here)
please see page 17.) The Fund's strategy of seeking out what we believe to be the 100 best companies in the world was
successfully implemented against a backdrop of an environment that was generally amenable to equity investing within the
world's most industrialized nations. Our investment discipline concentrated on companies which have been and are consistently profitable, have a strong pattern of earnings growth, both
historical and prospective, and which have provided the
highest returns on shareholders' equity. These characteristics when reviewed on a global, country and industry perspective
distinguish the true corporate "leaders" from the rest. We
also continually monitor global macroeconomic events and
financial conditions to optimize country allocations and
currency exposures. This strategy of a disciplined stock
selection process combined with a thorough macroeconomic
review has been the hallmark of your Fund, and will continue to be so, as we utilize this diligent, structured approach
to seek maximized shareholder returns.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE FUND'S CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES WITHIN THE FIRST YEAR OF PURCHASE WERE NOT IN EXISTENCE FOR THE FULL 12 MONTHS UNDER REVIEW. PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION REGARDING THESE CLASSES OF SHARES AND THEIR APPLICABLE SALES CHARGES.
DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER, PLEASE SEE THE PROSPECTUS.
** MSCI WORLD INDEX IS AN UNMANAGED INDEX OF SELECTED SECURITIES.
MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
*** SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, PERFORMANCE WOULD BE LOWER.
                                                                              13

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
PERFORMANCE REVIEW
   World equity markets managed solid gains during the period under review, despite periods of volatility in March and July due to concerns over rising interest rates and inflation. A concentrating effect took place during the year, as investors became increasingly narrow in their focus, favoring a smaller group of selective larger, high-quality, high-visibility investments with no liquidity constraints. These companies, many of which are positions in your Fund, rose to new highs, discarding any previous levels of undervaluation. This helped contribute to a strong performance, particularly in the U.S. portion of the portfolio which rose 31.5%.
   Our U.S. allocation at fiscal year-end stood at 31.9% of the Fund's net assets down from 33.6% at midyear. The broadly diversified U. S. portfolio of 36 issues had some notable performers: Gillette Co., +53.1%; General Electric Co., +52.2%; Intel Corp., +51.5%; Federal National Mortgage Association, +42.8%; Coca Cola Co., +40.9%; Microsoft Corp., +37.1%; and Home Depot, Inc., +37.1%. While our enthusiasm for these issues and for the U.S. market as a whole has been somewhat tempered by their steep rise, the high quality and consistent predictability of these companies' earnings flows should continue to result in premium valuations relative to the market as a whole. We initiated new purchases when significant opportunities arose. Our recent buying activity is indicative:
SunAmerica, Inc., purchased June 1996, +31.7%; Dover Corp., purchased September 1996, +19.6%; MBNA Corp., purchased September 1996, +13%; PPG Industries, Inc., purchased August 1996, +12.7% and Cisco Systems, Inc., purchased August 1996, +12%.
   We have also not been reluctant to take profits or realize small losses when there have been any short-term negative catalysts or changes in fundamental status or valuation. Sales during the fiscal year included the shares of Compaq Computer Corp. for a gain of 16.2% (held 3 months); Emerson Electric Co. for a gain of 5.1% (held 6 months); Albertson's, Inc., for a loss of 12.4% (held 7 months); and Quaker Oats Co. for a loss of 9.5% (held 8 months). In the coming months, our focus will remain on the "leaders" in their respective categories, as strongly positioned, growing, profitable companies should continue to stimulate a positive response from investors. We will be vigilant to adjust our asset allocation in response to changes in fundamentals or deterioration in macroeconomic conditions.
   For the rest of the world, our performance was acceptable relative to the market averages but below that in absolute terms to our U.S. allocation. Our international segment as a whole returned 14.8% which exceeded the return of the MSCI EAFE Index. At fiscal year-end, our diversified international segment totaled 73 different companies in 16 countries. Our overall foreign exposure totaled 62.8% of the Fund's net assets. It should be noted that returns on currency played a significant role in reducing investment performance, as the U.S. dollar appreciated significantly against many of the world's major currencies, most notably: 7% versus the German mark and 10% versus the Japanese yen, our top two foreign exposures. Our most significant non-U.S. country contribution came from Canada, (at 5.8% of net assets) which saw a rebound in industrial production and benefited from low inflation. Our holdings saw dramatic stock appreciation: Canadian Natural Resources, Ltd., a natural gas producer, benefiting from strong cash flow, good acquisitions and improved natural gas pricing, rose 27.5%; DuPont Canada, Inc., a manufacturer of specialty chemicals, films and fibers rose 26.5%, and Bombardier, Inc. a diverse global manufacturer in three growing areas: mass transit, motorized consumer products and business aircraft, rose 16%.
14

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

   Our largest non-U.S. country exposures: Germany at 7.9% of net assets and Japan at 7.4% posted mostly disappointing returns. After several "false dawns", Germany appears poised to start on an economic recovery aided by the advent of corporate restructurings and the return of the German investor. For most of 1996 though, growth remained weak, consumer demand depressed, and unemployment high. The barriers to restructure businesses and make them more profitable have only begun to come down, and it will be some time before results will begin to be seen at the bottom line. While German stock performance was uninspired, there were some standouts: RWE AG, the large energy/utility conglomerate and the Fund's largest overall holding, rose 14.2% since our initial investment in November 1995. RWE has begun restructuring its vast holdings, and is a strong candidate for a stock buy-back program. Pharmaceutical firm ALTANA AG likewise rose 30.4%. Hugo Boss AG, a global designer, manufacturer and retailer of fine men's fashions also posted strong performance, up 37.7% since our initial investment in November 1995.
   For Japan, despite low interest rates (discount rate of 0.50%), recovery remains illusive, and the recent weakness in their markets has undermined sentiment further, indicating that another dip into recession is not out of the question. Our low relative weighting toward Japan reflects the weak fundamentals and poor dollar exchange trends. Our two largest issues, Seven-Eleven Japan Co., Ltd., -10.5% and Nintendo Co., Ltd., -28.5%, despite good operating results and new products have not been able to escape the markets negative bias. We are confident that 1997 should bring a recovery, and will be vigilant to adjust our allocation as evidence of an economic revival presents itself.
   Much of the Fund's outperformance can be credited to the smaller countries of the world, where innovative, well-managed companies have posted outstanding results in the face of an ever competitive global marketplace. Strong performance was achieved by our holdings in Sweden, United Kingdom, Hong Kong, and the Netherlands from a broad array of companies and industries. In Sweden, with a weighting of 3.3%, our allocation benefited from low interest rates and higher consumer spending. Shares of clothing retailer Hennes & Mauritz AB rose 46.6%. Pharmaceutical giant Astra AB rose 33.3%, and industrial conglomerate ABB AB ADS rose 27.8%. From the United Kingdom, where our weighting is 6.8%, our financial-issue-tilted portfolio benefited from a strong economic upturn stimulated by lower rates. Our positions in these interest-sensitive areas benefited handsomely as demand for credit increased: Lloyds TSB Group Plc, +17.7%; Legal & General Group Plc, +12.6% and Prudential Corp. Plc, +11.0%. From Hong Kong, where our allocation is 4.7%, the strong performance arose from the continued demand for real estate development in preparation for re-unification with China. Shares of real estate plays Kumagai Gumi Ltd., realized 26.8%, Henderson Land Development Co., Ltd., rose 16%, Tai Cheung Holdings Ltd. realized 13.6%, Cheung Kong Holdings, Ltd. rose 12.7% and New Asia Realty Ltd. realized 11.0%. The Netherlands (weighting: 3.8%) provided strong operating results from the large specialty publishing firms which have a growing share of the world's printed magazines, books and professional journals. Shares of Wolters Kluwer NV, a scientific and legal publisher rose 41.0% since November 1995; Elsevier NV in which we own both ordinary shares and American Depositary Receipts (ADRs) rose 13.7% and publishing and broadcasting company VNU, rose 11.6% since our purchase in May 1996.
                                                                              15

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGERS -- (CONTINUED)
OUTLOOK AND CONCLUSION
   The world equity markets have managed solid gains despite bouts of increased market volatility caused by rising valuations, uncertainties over globally higher interest rates and re-emerging fears of inflation. Economic indicators continue to point toward continued, yet perhaps sluggish, growth ahead for the United States economy, with improving trends across Europe and the Far East.
   This environment will be difficult, but may benefit those companies which are able to react quickly and operate successfully in a more competitive, multi-national marketplace. The focus of the Fund will continue to be on the outstanding profit growth opportunities of the world's leading corporations. Quality of the issues purchased will remain foremost, with holdings based consistency of results and the ability to deliver continued bottom line performance.
   We welcome our new shareholders who have chosen to utilize our unique product as part of their overall investment program. We believe our long-term approach to global investing is sound, focusing on only the best the world's markets have to offer, through a diversified portfolio. As technological advances, political and economic reforms, and pro-business policies continue to bring the world closer, heightening competition for products and services, only the finest companies will be successful. Our disciplined approach will continue to highlight those which are. We believe this will lead to continued long-term capital appreciation.
   We thank you for your support and appreciate the enthusiasm that greeted Evergreen Global Leaders Fund in its inaugural year. We look forward to the challenge of delivering quality long-term investment results for many years to come.
16

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GLOBAL LEADERS FUND
     The graphs below compare a $10,000 investment in the Evergreen Global Leaders Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the MSCI World Index ("Index").

      [CHARTS TO FOLLOW FOR CLASS A, B, C AND Y SHARES. Customer to
                        provide plot points.]


                                        6/3/96*   6/30/96   9/30/96   10/31/96
CLASS A
TOTAL RETURN
SINCE INCEPTION=0.5%

Evergreen Global Leaders Fund
MSCI World Index

CLASS B
TOTAL RETURN
SINCE INCEPTION=0.1%

Evergreen Global Leaders Fund
MSCI World Index

CLASS C
TOTAL RETURN
SINCE INCEPTION=4.0%

Evergreen Global Leaders Fund
MSCI World Index

CLASS Y
TOTAL RETURN=19.6%

Evergreen Global Leaders Fund
MSCI World Index


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              17

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                            STATEMENT OF INVESTMENTS
                                OCTOBER 31, 1996

  SHARES                                             VALUE
COMMON STOCKS -- 94.7%
             AUSTRALIA -- 1.0%
   139,924   Incitec, Ltd........................ $   720,915
             BELGIUM -- 3.5%
     5,000*  Barco NV............................     822,379
     2,380   Colruyt SA..........................   1,026,323
       350   UCB SA..............................     771,481
                                                    2,620,183
             CANADA -- 5.8%
   110,000   Bombardier, Inc.....................   1,772,869
    45,000*  Canadian Natural Resources, Ltd.....   1,116,438
    55,000   DuPont Canada, Inc..................   1,374,795
                                                    4,264,102
             DENMARK -- .7%
     4,000   Sophus Berendsen A/S................     494,125
             FRANCE -- 6.1%
     4,400   Castorama Dubois Investisse.........     753,056
     6,500   LAPEYRE SA..........................     318,103
     4,600   Promodes, Inc.......................   1,241,663
       800   Sagem Co. SA........................     497,604
     4,700   SEB SA..............................     951,491
     7,000   Television Francaise................     744,841
                                                    4,506,758
             GERMANY -- 7.9%
       300   ALTANA AG...........................     239,699
       550   Hugo Boss AG........................     664,620
       900   Rheinelektra AG.....................     725,039
    68,300   RWE AG..............................   2,811,557
     7,200   SAP AG..............................     974,643
     1,000   Suedzucker AG.......................     449,023
                                                    5,864,581
             HONG KONG -- 4.7%
    92,000   Cheung Kong Holdings, Ltd...........     737,694
   110,000   China Light & Power Co., Ltd........     510,722
   380,000   Giordano International, Ltd.........     383,332
    52,400   Henderson China Holdings, Ltd.......     118,595
    85,000   Henderson Land
             Development Co., Ltd................     755,768
    55,000   Hong Kong Telecommunications, Ltd.
             ADS.................................     969,375
                                                    3,475,486
             ITALY -- 4.0%
    29,000   Benneton Group SpA ADS..............     674,250
     3,000   Fila Holdings SpA ADS...............     216,000
    17,100   Industrie Natuzzi SpA ADS...........     775,912
  SHARES                                             VALUE

            ITALY -- 4.0% -- CONTINUED

    21,000   Luxottica Group SpA ADS............. $ 1,333,500
                                                    2,999,662
             JAPAN -- 7.4%
    85,000   Mitsui Soko Co......................     657,723
    27,000   Nintendo Co., Ltd...................   1,726,406
    68,000   Nippon Chemical.....................     645,031
    42,400   Seven-Eleven Japan Co., Ltd.........   2,465,311
                                                    5,494,471
             MALAYSIA -- 2.5%
    36,000   AMMB Holdings Berhad................     243,657
    85,000   DCB Holdings Berhad.................     291,015
    50,000   Malayan Banking Berhad..............     494,756
    10,000   Malaysian Oxygen Berhad.............      48,684
    16,000   Nestle Berhad.......................     125,391
    39,000   Resorts World Berhad................     223,827
    57,000   United Engineers Ltd. Berhad........     451,217
                                                    1,878,547
             NETHERLANDS -- 3.8%
    14,000   Elsevier NV.........................     232,687
    15,300   Elsevier NV ADS.....................     514,462
    11,200   Getronics NV........................     275,264
     3,800   IHC Caland NV.......................     212,094
     4,000   Nutricia Verenigde Bedrijven NV.....     561,089
    26,000   VNU.................................     471,975
     4,300   Wolters Kluwer NV...................     552,738
                                                    2,820,309
             NEW ZEALAND -- 1.4%
    12,400   Telecom Corp. of
             New Zealand Ltd. ADS................   1,032,300
             SINGAPORE -- .8%
    35,000   Singapore Press Holdings, Ltd.......     581,470
             SPAIN -- 3.1%
    25,000   Centros Comerciales Pryca, SA.......     574,082
    17,500   Empresa Nacional de
             Electricdad ADS.....................   1,076,250
    18,700   Repsol, SA ADS......................     610,088
                                                    2,260,420
             SWEDEN -- 3.3%
     6,000   ABB AB ADS..........................     669,750
     2,600   Astra AB............................     119,409
    31,500   Astra AB ADS........................   1,445,062
     1,700   Hennes & Mauritz AB.................     225,178
                                                    2,459,399

18

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                             VALUE

COMMON STOCKS -- 94.7% -- CONTINUED

             UNITED KINGDOM -- 6.8%
    14,560   Argos Plc........................... $   182,829
    12,500   BAT Industries Plc ADS..............     173,438
    31,400   BTR Plc.............................     131,600
     5,800   Carlton Communications Plc ADS......     236,350
    29,000   Chubb Security Plc..................     148,682
    20,400   Granada Group Plc...................     293,848
    47,750   Legal & General Group Plc...........     251,807
    75,000   Lloyds TSB Group Plc................     475,464
    65,000   Prudential Corp. Plc................     491,943
    55,100   Rentokil Group Plc..................     369,934
     8,000   Reuters Holdings Plc ADS............     595,000
    10,100   SmithKline Beecham Plc ADS..........     632,512
    40,000   TI Group Plc........................     370,117
    17,700   United News & Media Plc.............     194,170
     8,500   Vodafone Group Plc ADS..............     328,312
    20,300   Wolseley Plc........................     157,603
                                                    5,033,609
             UNITED STATES -- 31.9%
     7,600*  Amgen, Inc..........................     465,975
    33,000   AT&T Corp...........................   1,150,875
     5,800   Avon Products, Inc..................     314,650
    10,000   Callaway Golf Co....................     306,250
    16,500*  Cisco Systems, Inc..................   1,020,937
    17,500   Coca Cola Co. (The).................     883,750
    11,750   Computer Associates
             International, Inc..................     694,719
    17,750*  CUC International, Inc..............     434,875
    12,000   Dana Corp...........................     355,500
    10,000   Deere & Co..........................     417,500
    11,900   Disney Walt Co. (The)...............     783,912
     9,500   Dover Corp..........................     488,063
    27,000   Federal National Mortgage
             Association.........................   1,056,375
    10,000   Gap, Inc............................     290,000
    22,500   General Electric Co.................   2,176,875
     8,000   Gillette Co. (The)..................     598,000
     8,800   Goodyear Tire & Rubber Co. (The)....     403,700
    12,000   Home Depot, Inc. (The)..............     657,000
    11,600   Intel Corp..........................   1,274,550
    10,694   Lucent Technologies, Inc............     502,618
  SHARES                                             VALUE

            UNITED STATES -- 31.9% -- CONTINUED

     8,500   Marriott International, Inc......... $   483,437
     3,200   Marsh & McLennan Co., Inc...........     333,200
     9,000   MBNA Corp...........................     339,750
    15,000   McDonalds Corp......................     665,625
    19,500   Merck & Co., Inc....................   1,445,437
     3,200   Merrill Lynch & Co., Inc............     224,800
     6,000*  Microsoft Corp......................     823,500
     9,000   Monsanto Co.........................     356,625
    11,000   Norwest Corp........................     482,625
     8,500   PPG Industries, Inc.................     484,500
     7,000   Procter & Gamble Co. (The)..........     693,000
    10,000   Schering-Plough Corp................     640,000
    15,000   Schwab (Charles) & Co., Inc.........     375,000
     3,400   Student Loan Marketing Corp.........     281,350
    11,000   SunAmerica, Inc.....................     412,500
    50,000   Wal-Mart Stores, Inc................   1,331,250
                                                   23,648,723
               TOTAL COMMON STOCKS
                  (COST $66,627,840).............  70,155,060
PRINCIPAL
  AMOUNT
SHORT-TERM INVESTMENTS -- 6.2%
$3,650,000   Federal Home Loan Mortgage Corp.
             5.16%-5.19%, 11/5/96-11/21/96.......   3,641,577
   950,000   Federal National Mortgage
             Association
             5.18%, 11/26/96.....................     946,583
               TOTAL SHORT-TERM INVESTMENTS
                  (COST $4,588,160)..............   4,588,160

              TOTAL INVESTMENTS --
                 (COST $71,216,000)....... 100.9%  74,743,220
              OTHER ASSETS AND
                 LIABILITIES -- NET.......   (.9)    (660,036)
              NET ASSETS --............... 100.0% $74,083,184

* Non-income producing securities
ADS -- American Depositary Shares
See accompanying notes to financial statements.
                                                                              19

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                            INDUSTRY DIVERSIFICATION
                                OCTOBER 31, 1996

                                                                                                                     PERCENTAGE OF
                                                                                                                      NET ASSETS
Banks..............................................................................................................        2.4%
Building, Construction & Furnishings...............................................................................        2.3
Chemicals..........................................................................................................        5.2
Consumer Products & Services.......................................................................................        7.4
Diversified Companies..............................................................................................        7.1
Electrical Equipment & Electronics.................................................................................       13.9
Energy.............................................................................................................        6.4
Finance & Insurance................................................................................................        5.4
Food Products......................................................................................................        3.6
Health Care Products & Services....................................................................................        9.3
Industrial Specialty Products & Services...........................................................................        2.7
Publishing, Broadcasting & Entertainment...........................................................................        7.3
Real Estate........................................................................................................        3.6
Retailing & Wholesale..............................................................................................       12.7
Telecommunication Services & Equipment.............................................................................        5.4
      Total Long-Term Investments..................................................................................       94.7
Short-Term Investments.............................................................................................        6.2
Other Assets and Liabilities -- net................................................................................        (.9)
      Net Assets...................................................................................................      100.0%

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS:
   Investments at value (identified cost $71,216,000).............................................................  $74,743,220
   Foreign currencies at value (identified cost $7,424)...........................................................        7,429
   Cash...........................................................................................................       34,064
   Receivable for Fund shares sold................................................................................    1,488,265
   Receivable for foreign currencies sold.........................................................................      129,449
   Dividends receivable...........................................................................................      112,236
   Prepaid expenses and other assets..............................................................................       70,044
   Unamortized organization expense...............................................................................       31,654
         Total assets.............................................................................................   76,616,361
LIABILITIES:
   Payable for investments purchased..............................................................................    2,222,613
   Payable for foreign currencies purchased.......................................................................      129,449
   Accrued expenses...............................................................................................       87,418
   Distribution fee payable.......................................................................................       45,036
   Payable for Fund shares purchased..............................................................................       34,087
   Accrued advisory fee...........................................................................................       14,574
         Total liabilities........................................................................................    2,533,177
NET ASSETS........................................................................................................  $74,083,184
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $70,494,736
   Distributions in excess of net investment income...............................................................       (2,299)
   Net realized gain on investment and foreign currency transactions..............................................       62,323
   Net unrealized appreciation of investments and foreign currencies..............................................    3,528,424
         Net assets...............................................................................................  $74,083,184
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($12,975,171 1,089,521 shares of beneficial interest outstanding)...............................  $     11.91
   Sales charge -- 4.75% of offering price........................................................................          .59
      Maximum offering price......................................................................................  $     12.50
   Class B Shares ($41,947,533 3,534,772 shares of beneficial interest outstanding)...............................  $     11.87
   Class C Shares ($553,875 46,694 shares of beneficial interest outstanding).....................................  $     11.86
   Class Y Shares ($18,606,605 1,562,068 shares of beneficial interest outstanding)...............................  $     11.91

See accompanying notes to financial statements.
                                                                              21

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $30,108)...........................................              $  313,126
   Interest..........................................................................................                  96,339
      Total investment income........................................................................                 409,465
EXPENSES:
   Advisory fee......................................................................................  $ 199,941
   Administration personnel and services fees........................................................      9,998
   Distribution fee -- Class A Shares................................................................      7,416
   Distribution fee -- Class B Shares................................................................     64,024
   Shareholder services fee -- Class B Shares........................................................     21,341
   Distribution fee -- Class C Shares................................................................        837
   Shareholder services fee -- Class C Shares........................................................        279
   Custodian fee.....................................................................................    103,401
   Registration and filing fees......................................................................     50,207
   Transfer agent fee................................................................................     41,673
   Professional fees.................................................................................     22,975
   Reports and notices to shareholders...............................................................     12,925
   Deferred organizational expense...................................................................      7,913
   Insurance.........................................................................................      5,672
   Trustees' fees and expenses.......................................................................      3,242
   Miscellaneous.....................................................................................      2,010
      Total expenses.................................................................................    553,854
   Less: Fee waivers and expense reimbursements......................................................   (146,732)
      Net expenses...................................................................................                 407,122
Net investment income................................................................................                   2,343
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain on investment transactions......................................................                 105,791
   Net realized loss on foreign currency transactions................................................                 (28,520)
   Net unrealized appreciation of investments and foreign currencies.................................               3,528,424
Net gain on investments and foreign currencies.......................................................               3,605,695
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $3,608,038

See accompanying notes to financial statements.
22

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     YEAR ENDED
                                                                                                                  OCTOBER 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................................................    $      2,343
   Net realized gain on investment transactions.................................................................         105,791
   Net realized loss on foreign currency transactions...........................................................         (28,520)
   Net unrealized appreciation of investments and foreign currencies............................................       3,528,424
      Net increase in net assets resulting from operations......................................................       3,608,038
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...................................................................................          (2,343)
   In excess of net investment income...........................................................................         (17,247)
      Total distributions to shareholders.......................................................................         (19,590)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold....................................................................................      72,602,018
   Proceeds from reinvestment of distributions..................................................................          14,211
   Payment for shares redeemed..................................................................................      (2,122,493)
      Net increase from Fund share transactions.................................................................      70,493,736
      Net increase in net assets................................................................................      74,082,184
NET ASSETS:
   Beginning of year............................................................................................           1,000
   End of year (including distributions in excess of net investment income of $2,299)...........................    $ 74,083,184

See accompanying notes to financial statements.
                                                                              23

                         EVERGREEN GLOBAL LEADERS FUND

(Photo of Global Leaders Fund logo appears here)

                              FINANCIAL HIGHLIGHTS

                                                                  CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                                  JUNE 3, 1996*       JUNE 3, 1996*       JUNE 3, 1996*
                                                                     THROUGH             THROUGH             THROUGH
                                                                 OCTOBER 31,1996     OCTOBER 31, 1996    OCTOBER 31, 1996
PER SHARE DATA:++
Net asset value, beginning of period..........................         $11.29              $11.29             $11.29
Income (loss) from investment operations:
  Net investment income (loss)................................             --                (.02)              (.02)
  Net realized and unrealized gain on investments and foreign
    currency transactions.....................................            .62                 .60                .59
    Total income from investment operations...................            .62                 .58                .57
Less distributions to shareholders from net investment
  income......................................................             --                  --                 --
Net asset value, end of period................................         $11.91              $11.87             $11.86
TOTAL RETURN+.................................................           5.5%                5.1%               5.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....................       $ 12,975            $ 41,948               $554
Ratios to average net assets: ++
  Expenses....................................................          1.75%**             2.50%**            2.50%**
  Net investment income (loss)................................           .10%**             (.68%)**           (.67%)**
Portfolio turnover rate#......................................            20%                 20%                20%
Average commission rate paid..................................         $.0659              $.0659             $.0659

                                                                 CLASS Y SHARES
                                                                   YEAR ENDED
                                                                OCTOBER 31, 1996
PER SHARE DATA:++
Net asset value, beginning of period..........................        $10.00
Income (loss) from investment operations:
  Net investment income (loss)................................           .07
  Net realized and unrealized gain on investments and foreign
    currency transactions.....................................          1.88
    Total income from investment operations...................          1.95
Less distributions to shareholders from net investment
  income......................................................          (.04)
Net asset value, end of period................................        $11.91
TOTAL RETURN+.................................................         19.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....................      $ 18,607
Ratios to average net assets: ++
  Expenses....................................................         1.47%
  Net investment income (loss)................................          .62%
Portfolio turnover rate#......................................           20%
Average commission rate paid..................................        $.0659

*  Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares and are not necessarily indicative of future ratios.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Calculated based on average shares outstanding during the period.
#  Calculated for the twelve months ended October 31, 1996.
++ Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of state expense limitations, would have been the following:

                                                                CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                                                JUNE 3, 1996*       JUNE 3, 1996*       JUNE 3, 1996*
                                                                   THROUGH             THROUGH             THROUGH
                                                               OCTOBER 31, 1996    OCTOBER 31, 1996    OCTOBER 31, 1996
Expenses....................................................         2.16%               2.93%               2.93%
Net investment loss.........................................         (.31%)             (1.11%)             (1.10%)

                                                               CLASS Y SHARES
                                                                 YEAR ENDED
                                                              OCTOBER 31, 1996
Expenses....................................................        2.51%
Net investment loss.........................................        (.42%)

See accompanying notes to financial statements.
24

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
SAMUEL A. LIEBER

   Evergreen Global Real Estate Equity Fund's total return for   (Photo of
the fiscal year ended October 31, 1996, was 6.2%* (Class Y,      Samuel A.
no-load shares). This figure contrasts with the Fund's 13.2%     Lieber
return for the six months ended mid-year April 30, 1996. The     appears here)
Fund's net asset value declined by $.91, or 6.7%, from July 3, through July 30, and had not recovered by the end of September. The events which caused this sudden, sharp reversal in one month were largely a unique concurrence of rising interest rates in both the United States and Europe, and negative market expectations of possibly slow economic growth in Southeast Asia. The total return for the Fund's Class A shares with the maximum 4.75% front-end sales charge for the twelve months ended October 31, was 1.0%, as compared with 7.8% for the six months ended April 30. (For additional performance information, please see page 28.)
   Today, interest rates have declined significantly from their summer peaks and evidence of sustained growth for Southeast Asian economies continues to mount, so we believe that this interruption in the Fund's performance trend is passing. Beyond the month-to-month volatility of international stock markets, the Fund's basic portfolio strategy continues to emphasize quality real estate companies owning unique assets or development projects throughout the world. The inherently long-term cycle of real estate development, construction, and maturation argues against a short-term, growth momentum emphasis in investing. We believe that undervalued investment situations and the greatest real estate appreciation typically occur during the early stages of an economic recovery. Thus, our emphasis is on an economy's business cycle and short-term swings in market sentiment are viewed as opportunities to adjust, but not necessarily alter the portfolio.

INVESTMENT PERFORMANCE

  For much of the year, the Fund was extremely overweighted in the best performing property share market, the Philippines Stock Exchange Property Index, which rose 61% from the end of fiscal 1995, through the end of June. During the summer, however, some investors grew increasingly concerned about the potential for overbuilding and an anticipated economic slowdown; these concerns led to a decline of 14% from June through October, leaving the Philippine Index up 38.7% for the Fund's fiscal year. By contrast, in Hong Kong, the Hang Seng Property Index, which had been relatively dull after surging in January, ended fiscal 1996 as the top performer, up 40% for the year as it gained 19.5% during the Fund's fourth quarter. Much of these gains in Hong Kong were paced by large capitalization index stocks trading at the top of or above

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS. INVESTMENT CONCENTRATION IN REAL ESTATE SECURITIES INCREASES RISKS THAT WOULD NOT BE AS GREAT IN MORE DIVERSE INVESTMENTS.

* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.

DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE AND ABSORBED A PORTION OF THE FUND'S OTHER EXPENSES. HAD FEE NOT BEEN WAIVED OR EXPENSES ABSORBED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER AND EXPENSE ABSORPTION MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER AND EXPENSE ABSORPTION, PLEASE SEE THE PROSPECTUS.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER -- (CONTINUED)

their normal valuation bands and not by the smaller capitalization companies, which we believe are relatively undervalued. Our cautious stance on Hong Kong's hand-over to China in mid 1997 led to the Fund's modest portfolio weighting.
   Smaller capitalization stocks generally did fairly well in the beginning of the year, whereas large cap stocks dominated most market's top performers in the second half of the Fund's fiscal year. In terms of individual performances, the Fund realized some significant gains in the Philippines in the second half of the year. Notable gains were realized in SM Prime Holdings, Inc. (+61.7%) and Megaworld Properties and Holdings, Inc., (+64.1%), in both cases where positions were reduced after holding periods of roughly a year and a half. Filinvest Land, Inc. gained 185% in less than a year and Belle Corp. provided a 69.7% gain in less than a year. While Europe was generally dull, the Fund was able to realize a 43.2% gain from selling some of its shares in Danish developer Thorkild Kristensen. During the year, the Fund reduced its position slightly in Argentina's Inversiones y Representaciones SA (IRSA), capturing a 74.9% gain. In the U.S., the Fund realized gains at different times over the year averaging 45% in Continental Homes Holding Corp., 58% in Chicago Dock and Canal Trust, and a long-term gain of 162% in some of its shares in Alexander's, Inc.
   The most disappointing area of the Fund's holdings in the fiscal year was in Europe. Many of the Fund's longer-term holdings, including companies distinguished by the ownership of properties with exceptional locations in major commercial and trading centers, proved to be a drag on performance during the quarter. Such outstanding companies include: Kampa Haus AG, a major German residential builder which was voted Germany's best run company by MANAGER MAGAZINE in 1994, sports a return-on-equity of 30%, yet trades at 11 times earnings per share (EPS). Societe du Louvre, owner of Le Crillon, the top hotel in Paris, is valued at a quarter of 1990's pre-recession level. These stocks were negative performers, as were other recovery situations such as Sotogrande SA in Spain, German City Estates NV, and Societe des Immeubles. Some European stocks did rise in value, such as Steen & Strom Invest ASA in Norway and Spain's Vallehermoso SA. However, the strength in the dollar also impacted the Fund's European investments despite the benefit of a hedge against the German mark for part of the year.
   Similarly in Japan, the extraordinary rise of the dollar against the yen had a negative impact on our Japanese investments. Uncertainty about both the pace of Japan's economic growth and its newly elected government's political commitment to increase liquidity in its real estate markets, depressed property share prices since their June peak.
   Thailand, which in recent years had a very powerful real estate economy, saw its property shares collapse by 45% during the fiscal year as residential overbuilding became evident. The Fund's primary commitment in Thailand remains in industrial properties, such as Hemaraj Land and Development Public Co., Ltd., which posted a 13% return for the year and Saha Pathana Inter-Holdings Co., up 31%. The continued expansion of Thailand's industrial base, including new factories moving from more expensive Asian, European, and North American countries, was exemplified by General Motor's recent commitment to build a new plant in one of Hemaraj's industrial parks.
   In the Americas, our primary commitments have been in the United States. The two largest holdings are Alexander's, Inc. and Continental Homes Holding Corp. We have long believed these to be significantly undervalued and continue to believe so, notwithstanding many sizable gains. Alexander's owns key retail

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

(Photo of Globe appears here)

locations in the New York metropolitan area, anchored by its square block between 58th and 59th Street at Lexington Avenue. Prime suburban retail sites are also being developed -- the Sears store at Alexander's Rego Park center is reported to be the #2 store in sales nationwide! We believe the true value of the shares is yet to be realized by the share price. Continental Homes, the largest builder of residential homes in Arizona, is spreading its highly efficient operating methods across the Sun Belt by acquiring local builders, thereby transforming itself into a national developer. Volatility in these shares literally reflected the ups and downs of the bond market, which has from time-to-time led us to take profits and to reestablish positions. Our basic view is that the company remains undervalued, trading at less than 7X EPS (Street consensus) versus 11X to 12X for the established national builders. Other housing development companies have been added to the portfolio during periods of market weakness caused by interest rate swings, notably Pacific Greystone Corp., a California homebuilder. Real Estate Investment Trusts (REITs) as a group have been reduced as a proportion of the U.S. holdings, reflecting our judgment that many are now overvalued relative to their underlying properties by 20% to 30%. Among the few that we continue to hold is Chelsea GCA Realty Inc., the premier specialist in high fashion factory outlet malls.

   In Canada, our principal holding is Monarch Development Corp. a homebuilding specialist in the Toronto region. In Latin America, Argentina's IRSA is becoming multi-national by investing alongside other real estate companies in Brazil, Chile, and Venezuela. Hotelier Grupo Posadas SA de CV is the Fund's only Mexican holding, as its dollar-based revenues offset a creeping devaluation of the Peso, and it has partnered with Morgan Stanley to acquire depressed hotel assets in Mexico. The Fund's holdings in Great Britain have done well with Capital and Regional Properties Plc (+33%) and Hemingway Properties Plc (+47%) outperforming the Financial Times Property Share Index, while Greycoat Plc has been the subject of several merger proposals.

PROSPECTS

  Anticipating a moderated growth rate in the United States economy, modest continuing acceleration in the European economies, sustained growth in Southeast Asia, gradual recovery in Japan, and improvement in Latin America, we project a more stable environment in 1997 for real estate investing worldwide. Our focus will continue to be on the search for and commitment to extraordinary properties in the best locations with an emphasis on their below market real estate valuations. We will look for undervaluation with regard to present markets and prospectively in terms of the potential for the properties. We anticipate sufficient financial liquidity to sustain property development and demand, with an increase in cross-border allocations from the U.S. to Europe and the emerging markets. Where there is a risk of overbuilding, such as in the residential sector in Thailand, high-end condominiums in Manila, or office buildings in Shanghai and Jakarta, we will continue to exercise a cautious approach. Where the dynamics of resurgent demand and long-term potential are not appreciated by stock market valuations, we will continue to aggressively invest, positioning part of the portfolio at the early stages of the real estate cycle.

  The Fund's overall commitment is to seek long-term growth opportunities in the dynamic worldwide real estate environment. The negative results during the Fund's fiscal fourth quarter are, we believe, merely an interruption in what should continue to be a very positive trend, combining post-recession recovery in values and demand-induced capital growth opportunities. We appreciate the continued support of our shareholders and look forward to seeking to provide you with rewarding returns.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

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RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

     The graphs below compare a $10,000 investment in the Evergreen Global Real Estate Equity Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the MSCI World, MSCI Global Real Estate and Wilshire Real Estate Indexes ("Indexes").

(Graphs for Class A, B, C and Y shares appear below. Customer to provide plot points.)

                                       2/10/95*   4/30/95   10/31/95   4/30/96   10/31/96
CLASS A

TOTAL RETURN=1.0%
SINCE INCEPTION=1.2%

Evergreen Global Real Estate Fund
MSCI Global Real Estate Index
Wilshire Real Estate Index
MSCI World Index

CLASS B

TOTAL RETURN=0.3%
SINCE INCEPTION=1.2%

Evergreen Global Real Estate Fund
MSCI Global Real Estate Index
Wilshire Real Estate Index
MSCI World Index

CLASS C

TOTAL RETURN=4.3%
SINCE INCEPTION=3.6%

Evergreen Global Real Estate Fund
MSCI Global Real Estate Index
Wilshire Real Estate Index
MSCI World Index


                                   2/1/89*  10/31/89  10/31/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96
CLASS Y

1-YEAR TOTAL RETURN=6.2%
AVERAGE ANNUAL COMPOUND RETURN:
5-YEAR=8.4%
SINCE INCEPTION=4.1%

Evergreen Global Real Estate Fund
MSCI Global Real Estate Index
Wilshire Real Estate Index
MSCI World Index


*Commencement of class operations.

 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.

     The Indexes are unmanaged. MSCI World and Wilshire Real Estate Indexes include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

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                            STATEMENT OF INVESTMENTS
                                OCTOBER 31, 1996

 SHARES                                               VALUE
COMMON STOCKS -- 96.7%
            ARGENTINA -- 4.0%
  281,313   Inversiones y Representaciones SA..... $   860,904
   35,868   Inversiones y Representaciones
            SA, GDR...............................   1,093,974
                                                     1,954,878
            BELGIUM -- 1.6%
    7,342   Bernheim-Comofi.......................     390,757
    6,000*  Immobiliere de Belgique...............     392,434
                                                       783,191
            CANADA -- .9%
   70,000   Monarch Development Corp..............     436,129
            DENMARK -- 5.3%
   25,000*  Nordicom AS...........................     367,755
   30,525   Thorkild Kristensen...................   2,179,494
                                                     2,547,249
            FRANCE -- 11.1%
   10,358   Simco Registered Shares...............     879,290
   20,000   Societe de Immeubles..................   1,255,746
   51,078   Societe du Louvre.....................   1,408,704
   18,450   Unibail...............................   1,836,880
                                                     5,380,620
            GERMANY -- 2.6%
   35,897   Kampa Haus AG.........................   1,244,448
            JAPAN -- 14.2%
   11,200   Chubu Sekiwa Real Estate, Ltd.........     147,556
  112,000   Daibiru Corp..........................   1,268,982
  190,000   Diamond City Co., Ltd.................   1,485,222
  133,100   Kansai Sekiwa Real Estate Co., Ltd....   1,882,140
   26,000   Sawako Corp...........................     465,856
   47,000   Tachihi Enterprise Co., Ltd...........   1,614,071
                                                     6,863,827
            MALAYSIA -- 2.5%
  168,300   IOI Properties Berhad.................     559,557
   39,200*  IOI Properties Berhad,
            Warrants expiring 5/18/98 @MR 2.75....      83,008
  500,000   Metroplex Berhad......................     575,895
                                                     1,218,460
            MEXICO -- 2.5%
  930,000   Grupo Posadas, SA de CV, Class A
            Shares................................     422,333
1,930,000   Grupo Posadas, SA de CV, Class L
            Shares................................     809,219
                                                     1,231,552

 SHARES                                               VALUE

            NETHERLANDS -- 3.6%
  110,500   German City Estates NV................ $ 1,745,388
            NORWAY -- 1.5%
   65,000   Steen & Strom Invest ASA..............     713,077
            PHILIPPINES -- 13.3%
2,000,000*  Belle Corp............................     532,724
1,420,000*  Empire East Land Holdings, Inc........     688,927
2,249,999*  Filinvest Land, Inc...................     761,986
3,500,000   Guoco Holdings........................     665,906
4,701,250   Megaworld Properties and
            Holdings, Inc.........................   1,788,908
5,461,000*  Robinson's Land Corp. Class B.........     997,443
7,125,000   SM Development Corp...................     908,248
  367,800   SM Prime Holdings, Inc................      78,374
                                                     6,422,516
            SINGAPORE -- .7%
  386,200   Hotel Grand Central, Ltd..............     331,773
            SPAIN -- 3.3%
   40,000   Inmobilaria Urbis SA..................     164,897
  327,993   Sotogrande SA.........................     629,792
   40,000   Vallehermoso SA.......................     789,999
                                                     1,584,688
            THAILAND -- 4.2%
  123,700   Hemaraj Land & Development
            Public Co., Ltd.......................     562,824
  154,700   MK Real Estate Development
            Corp., Ltd............................     204,790
   38,100   Property Perfect Public Co., Ltd......      60,524
  400,000   Saha Pathana Inter-Holdings Co........     949,206
  209,400   Sammakorn Public Co., Ltd.............     240,241
                                                     2,017,585
            UNITED KINGDOM -- 4.1%
   81,000   Capital and Regional Properties Plc...     271,582
  500,000   Greycoat Plc..........................   1,196,289
1,000,000   Hemingway Properties Plc..............     537,109
   65,000*  Tops Estates Plc,
            Warrants expiring 8/21/00 @
            (pounds)240...........................       3,174
                                                     2,008,154

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

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                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

 SHARES                                               VALUE

COMMON STOCKS -- 96.7% -- CONTINUED

            UNITED STATES -- 21.2%
   36,900*  Alexander's, Inc...................... $ 2,712,150
   32,000   Chelsea GCA Realty, Inc...............     964,000
  147,600   Continental Homes Holding Corp........   2,398,500
   89,516   Horizon Group, Inc....................   1,891,025
   28,100*  Pacific Greystone Corp................     319,638
  258,100*  Presley Companies.....................     290,363
   13,800*  US Home Corp..........................     298,425
  120,000*  US Home Corp.,
            Warrants expiring 6/22/98 @ $20.......     750,000
  162,700*  Washington Homes, Inc.................     630,462
                                                    10,254,563
            OTHER SECURITIES -- .1%                     39,643
              TOTAL COMMON STOCKS
                 (COST $47,043,417)...............  46,777,741

PRINCIPAL
 AMOUNT                                              VALUE
SHORT-TERM U.S. GOVERNMENT AGENCY
OBLIGATIONS -- .5%
 $150,000   Federal Farm Credit Banks
            5.18%, 11/15/96...............        $   149,698
  100,000   Federal Home Loan Mortgage
            Corp.
            5.18%, 11/21/96...............             99,712
              TOTAL SHORT-TERM U.S.
                 GOVERNMENT AGENCY
                 OBLIGATIONS
                 (COST $249,410)..........            249,410

              TOTAL INVESTMENTS --
                 (COST $47,292,827).......   97.2%  47,027,151
              OTHER ASSETS AND
                 LIABILITIES -- NET.......     2.8   1,338,225
              NET ASSETS --...............  100.0% $48,365,376

* Non-income producing securities

GDR -- Global Depositary Receipts

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

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                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS:
   Investments at value (identified cost $47,292,827).............................................................  $47,027,151
   Foreign currencies at value (identified cost $101,414).........................................................      100,977
   Cash...........................................................................................................       51,843
   Receivable for investments sold................................................................................    1,284,810
   Dividends receivable...........................................................................................       87,349
   Prepaid expenses...............................................................................................       40,353
   Receivable for foreign currency sold...........................................................................       37,977
   Receivable for Fund shares sold................................................................................       13,123
         Total assets.............................................................................................   48,643,583
LIABILITIES:
   Payable for Fund shares repurchased............................................................................      103,549
   Accrued expenses...............................................................................................       58,777
   Payable for investments purchased..............................................................................       39,642
   Payable for foreign currency purchased.........................................................................       37,977
   Accrued advisory fee...........................................................................................       38,001
   Distribution fee payable.......................................................................................          261
         Total liabilities........................................................................................      278,207
NET ASSETS........................................................................................................  $48,365,376
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $55,546,640
   Undistributed net investment income............................................................................       32,553
   Accumulated net realized loss on investment and foreign currency transactions..................................   (6,947,906)
   Net unrealized depreciation of investments and foreign currencies..............................................     (265,911)
         Net assets...............................................................................................  $48,365,376
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($720,899 58,723 shares of beneficial interest outstanding).....................................  $     12.28
   Sales charge -- 4.75% of offering price........................................................................          .61
         Maximum offering price...................................................................................  $     12.89
   Class B Shares ($134,447 11,075 shares of beneficial interest outstanding).....................................  $     12.14
   Class C Shares ($8,205 676 shares of beneficial interest outstanding)..........................................  $     12.14
   Class Y Shares ($47,501,825 3,859,781 shares of beneficial interest outstanding)...............................  $     12.31

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

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                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $92,662).........................................               $1,001,766
   Interest........................................................................................                   22,889
         Total investment income...................................................................                1,024,655
EXPENSES:
   Advisory fee....................................................................................  $  580,089
   Distribution fee -- Class A Shares..............................................................       2,800
   Distribution fee -- Class B Shares..............................................................         765
   Shareholder services fee -- Class B Shares......................................................         255
   Distribution fee -- Class C Shares..............................................................          78
   Shareholder services fee -- Class C Shares......................................................          26
   Custodian fee...................................................................................     146,731
   Transfer agent fee..............................................................................     118,097
   Registration and filing fees....................................................................      79,312
   Reports and notices to shareholders.............................................................      35,783
   Professional fees...............................................................................      22,495
   Insurance.......................................................................................      10,324
   Trustees' fees and expenses.....................................................................       6,821
   Miscellaneous...................................................................................       2,907
      Total operating expenses.....................................................................   1,006,483
   Interest........................................................................................      16,803
   Less: Fee waivers and expense reimbursments.....................................................     (65,279)
         Net expenses..............................................................................                  958,007
Net investment income..............................................................................                   66,648
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain on investment transactions....................................................                  527,936
   Net realized loss on foreign currency transactions..............................................                  (32,608)
   Net change in unrealized appreciation (depreciation) of investments and foreign currencies......                3,504,138
Net gain on investments and foreign currencies.....................................................                3,999,466
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $4,066,114

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

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                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    ONE MONTH*
                                                                                                 YEAR ENDED           ENDED
                                                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss).............................................................    $     66,648       $    (63,653)
   Net realized gain (loss) on investment transactions......................................         527,936            (28,407)
   Net realized loss on foreign currency transactions.......................................         (32,608)            (1,146)
   Net change in unrealized appreciation (depreciation) of investments and foreign
     currencies.............................................................................       3,504,138         (2,841,208)
      Net increase (decrease) in net assets resulting from operations.......................       4,066,114         (2,934,414)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................      16,042,743            640,465
   Payment for shares redeemed..............................................................     (33,339,082)        (3,957,113)
         Net decrease resulting from Fund share transactions................................     (17,296,339)        (3,316,648)
         Net decrease in net assets.........................................................     (13,230,225)        (6,251,062)
NET ASSETS:
   Beginning of period......................................................................      61,595,601         67,846,663
   End of period (including undistributed net investment income (accumulated net investment
     loss) of $32,553 and ($13,834), respectively)..........................................    $ 48,365,376       $ 61,595,601

* The Fund changed its fiscal year end from September 30 to October 31.

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

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                              FINANCIAL HIGHLIGHTS

                                                                             CLASS A SHARES                    CLASS B SHARES
                                                                               ONE MONTH   FEBRUARY 10,                 ONE MONTH
                                                                 YEAR ENDED      ENDED     1995* THROUGH  YEAR ENDED      ENDED
                                                                 OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
                                                                    1996         1995#         1995          1996         1995#
PER SHARE DATA++:
Net asset value, beginning of period............................    $11.58       $12.12        $11.46        $11.53       $12.08
Income (loss) from investment operations:
  Net investment income (loss)..................................       .06         (.01)          .07          (.13)        (.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions...............       .64         (.53)          .59           .74         (.53)
    Total from investment operations............................       .70         (.54)          .66           .61         (.55)
Net asset value, end of period..................................    $12.28       $11.58        $12.12        $12.14       $11.53
TOTAL RETURN+...................................................      6.0%        (4.5%)         5.8%          5.3%        (4.6%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................      $721          $74           $66          $134         $100
Ratios to average net assets:
  Operating expenses**..........................................     1.79%        1.73%++       1.61%++       2.56%        2.44%++
  Interest expense..............................................      .03%         .03%++        .01%++        .03%         .03%++
  Net investment income (loss)**................................      .40%       (1.26%)++       .98%++      (1.03%)      (1.98%)++
Portfolio turnover rate.........................................       25%           1%           28%##         25%           1%
Average commission rate paid....................................   $ .0037          N/A           N/A       $ .0037          N/A


                                                                  CLASS B SHARES
                                                                   FEBRUARY 8,
                                                                  1995* THROUGH
                                                                  SEPTEMBER 30,
                                                                      1995
PER SHARE DATA++:
Net asset value, beginning of period............................       $11.44
Income (loss) from investment operations:
  Net investment income (loss)..................................          .08
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions...............          .56
    Total from investment operations............................          .64
Net asset value, end of period..................................       $12.08
TOTAL RETURN+...................................................         5.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................         $128
Ratios to average net assets:
  Operating expenses**..........................................        2.42%++
  Interest expense..............................................         .03%++
  Net investment income (loss)**................................        1.38%++
Portfolio turnover rate.........................................          28%##
Average commission rate paid....................................          N/A

*  Commencement of class operations.

++  Calculated based on average shares outstanding during the period.

#  The Fund changed its year end from September 30 to October 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.

++ Annualized.

## Portfolio turnover is calculated for the twelve months ended September 30, 1995.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                           CLASS A SHARES                    CLASS B SHARES
                                                                                         FEBRUARY 10,
                                                                             ONE MONTH       1995*                    ONE MONTH
                                                               YEAR ENDED      ENDED        THROUGH     YEAR ENDED      ENDED
                                                               OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,
                                                                  1996         1995#         1995          1996         1995#
Operating expenses............................................     2.97%       46.90%        21.59%        14.45%       31.39%
Net investment loss...........................................     (.78%)     (46.44%)      (19.00%)      (12.92%)     (30.94%)


                                                                CLASS B SHARES
                                                                 FEBRUARY 8,
                                                                    1995*
                                                                   THROUGH
                                                                SEPTEMBER 30,
                                                                    1995
Operating expenses............................................      82.74%
Net investment loss...........................................     (79.94%)

See accompanying notes to financial statements.

                    EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

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                              FINANCIAL HIGHLIGHTS

                                                   CLASS C SHARES
                                                                  FEBRUARY 9,               CLASS Y SHARES
                                                     ONE MONTH       1995*                    ONE MONTH
                                       YEAR ENDED      ENDED        THROUGH     YEAR ENDED      ENDED      YEAR ENDED
                                       OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,
                                         1996++       1995#++       1995++        1996++        1995#         1995
PER SHARE DATA:
Net asset value, beginning of
  period..............................    $11.53       $12.08        $11.43        $11.59       $12.13        $13.81
Income (loss) from investment
  operations:
  Net investment income (loss)........      (.13)        (.02)          .06           .01         (.01)          .11
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions.............       .74         (.53)          .59           .71         (.53)        (1.17)
    Total from investment
      operations......................       .61         (.55)          .65           .72         (.54)        (1.06)
Less distributions to shareholders
  from:
  Net investment income...............        --           --            --            --           --          (.10)
  Net realized gains..................        --           --            --            --           --          (.52)
    Total distributions to
      shareholders....................        --           --            --            --           --          (.62)
Net asset value, end of period........    $12.14       $11.53        $12.08        $12.31       $11.59        $12.13
TOTAL RETURN+.........................      5.3%        (4.6%)         5.7%          6.2%        (4.5%)        (7.7%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)............................        $8           $4            $7       $47,502      $61,418       $67,645
Ratios to average net assets:
  Operating expenses..................     2.54%**      2.37%++**      1.54%++**     1.62%**     1.62%++       1.54%
  Interest expense....................      .03%         .02%++        .01%++        .03%         .03%++        .05%
  Net investment income (loss)........    (1.06%)**    (1.94%)++**       .86%++**      .11%**    (1.14%)++       .92%
Portfolio turnover rate...............       25%           1%           28%++++       25%           1%           28%
Average commission rate paid..........   $ .0037          N/A           N/A       $ .0037          N/A           N/A


                                             CLASS Y SHARES
                                         NINE MONTHS
                                            ENDED       YEAR ENDED
                                        SEPTEMBER 30,  DECEMBER 31,
                                           1994##          1993
PER SHARE DATA:
Net asset value, beginning of
  period..............................       $14.75         $9.86
Income (loss) from investment
  operations:
  Net investment income (loss)........          .07            --
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions.............        (1.01)         5.07
    Total from investment
      operations......................         (.94)         5.07
Less distributions to shareholders
  from:
  Net investment income...............           --            --
  Net realized gains..................           --          (.18)
    Total distributions to
      shareholders....................           --          (.18)
Net asset value, end of period........       $13.81        $14.75
TOTAL RETURN+.........................        (6.4%)        51.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)............................     $132,294      $146,173
Ratios to average net assets:
  Operating expenses..................        1.46%++       1.56%**
  Interest expense....................         .08%++          --
  Net investment income (loss)........         .56%++        .03%**
Portfolio turnover rate...............          63%           88%
Average commission rate paid..........          N/A           N/A

*  Commencement of class operations.

++  Calculated based on average shares outstanding during the period.

#  The Fund changed its fiscal year end from September 30 to October 31.

## The Fund changed its fiscal year end from December 31 to September 30.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.

++ Annualized.

++++ Portfolio turnover is calculated for the year ended September 30, 1995.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                   CLASS C SHARES
                                                                  FEBRUARY 9,               CLASS Y SHARES
                                                     ONE MONTH       1995*                    ONE MONTH
                                       YEAR ENDED      ENDED        THROUGH     YEAR ENDED      ENDED      YEAR ENDED
                                       OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  OCTOBER 31,  SEPTEMBER 30,
                                          1996         1995#         1995          1996         1995#         1995
Operating expenses....................    118.64%      570.26%       269.60%        1.67%            --          --
Net investment income (loss)..........   (117.16%)    (569.83%)     (266.32%)        .06%            --          --


                                            CLASS Y SHARES
                                         NINE MONTHS
                                            ENDED       YEAR ENDED
                                        SEPTEMBER 30,  DECEMBER 31,
                                           1994##          1993
Operating expenses....................         --          1.64%
Net investment income (loss)..........         --          (.05%)

See accompanying notes to financial statements.

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD WAGONER
   Evergreen International Equity Fund completed its fiscal     (Photo of
year on October 31, 1996, with a net asset value per share      Richard Wagoner
(Class Y, no-load shares) of $10.46. The Fund's total return    appears here)
for the twelve months ended October 31, was 10.3%*, versus
10.7% for the Lipper International Funds** average of the 324 international funds tracked by Lipper Analytical Services during that time. The Fund slightly underperformed the MSCI
EAFE Index*** which had a total return of 10.5%. The total return for the twelve-month period ended October 31, for the Fund's Class A shares was 4.7%.
(For additional performance information, please see page 38.)

   On October 1, 1996, after shareholder approval, the sub-adviser to Evergreen International Fund was changed from Boston International Advisors to Warburg Pincus Counsellors, Inc. Warburg Pincus was chosen after a thorough analysis of a number of international managers. With $9.3 billion of institutional assets under management and over $3 billion in international investments, Warburg has extensive experience in international investing. Their seasoned investment team utilizes is highly disciplined "business value" approach to investing.
   The performance of foreign markets during the past fiscal year was geographically mixed. European bourses, collectively, showed solid gains. In Germany, for example, leading indicators of economic activity are calling for a new spurt of growth due to contained inflation which allowed the Bundesbank to lower its discount rate to one of the lowest levels in the post-war era. Asian-Pacific markets generally fell. In Japan, government spending policies aimed at stimulating the economy are wearing off and the pace of economic growth has subsided. Latin American markets varied with Brazil, Mexico and Venezuela advancing, Argentina and Chile lagging. In the United Kingdom, the equity market has surged 9% since the end of July. Indicators suggest the growth is due to resurgent consumer demand and an acceleration in the manufacturing sector.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS
INTERNATIONAL INVESTING MAY INVOLVE CERTAIN ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS, ECONOMIC AND POLITICAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT END SALES CHARGE. THE FUND ALSO OFFERS CLASS B SHARES WHICH ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE, AND CLASS C SHARES WHICH ARE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE WITHIN THE FIRST YEAR OF PURCHASE. PERFORMANCE FOR THESE CLASSES OF SHARES MAY BE DIFFERENT.
DURING THE PERIOD UNDER REVIEW, THE ADVISER WAIVED A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME. FOR ADDITIONAL INFORMATION ON FEE WAIVER, PLEASE SEE THE PROSPECTUS.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER PERFORMANCE FIGURE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED, FIGURE WOULD BE LOWER.
*** MSCI EAFE INDEX IS A STANDARD UNMANAGED FOREIGN SECURITIES INDEX REPRESENTING 1,112 SECURITIES FROM 20 DEVELOPED COUNTRIES IN EUROPE, AUSTRALIA, AND THE FAR EAST AS MONITORED BY MORGAN STANLEY CAPITAL INTERNATIONAL. ALL COUNTRY RETURNS DIFFER FROM INDEX RETURNS BECAUSE THEY REPRESENT TOTAL STOCK MARKET RETURNS AS CALCULATED BY MORGAN STANLEY CAPITAL INTERNATIONAL. AN INVESTMENT CAN NOT BE MADE IN AN INDEX.
36

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

   Looking to the future, we are beginning to see clear, albeit small, signs of economic recovery in Europe and Japan. Industrial production has increased as has intra-regional trade in both Europe and Asia. European stock markets continue to be very strong and many have reached new highs. Numerous corporations have been revising up their full-year forecasts. Many analysts have commented on a slowdown in Asia; while in the short term this has been true, we feel this only a cyclical issue, as most of these economies are export led and tied to economically sensitive areas (i.e., chemicals, autos, computers, and consumer electronics). As global economic growth accelerates, so too should these economies.
   Warburg Pincus, upon becoming sub-adviser for International Equity Fund, assessed the Fund's holdings and realigned the portfolio, making changes to individual stocks as well as country weightings. Warburg Pincus' investment advisory team emphasizes a disciplined bottom-up stock picking approach which involves identifying solid companies in which to invest, rather than trying to pick the best countries. The advisers believe it is much more difficult to consistently pick the right countries and prefer to identify good businesses at attractive prices as the first step in their analysis. Their approach is conservative, and seeks to avoid exaggerated hopes and excessive risks by focusing on secular trends and undervalued growth stocks. Thank you for your support of Evergreen International Equity Fund.
                                                                              37

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN INTERNATIONAL EQUITY FUND
     The graphs below compare a $10,000 investment in the Evergreen International Equity Fund (Class A, Class B, Class C and Class Y Shares) with a similar investment in the Morgan Stanley EAFE Index ("Index").

  [CHARTS TO FOLLOW of Class A, B, C and Y Shares. Customer to provide plot points.]


                                       9/2/94*  12/31/94  10/31/95  4/30/96  10/31/96
CLASS A

1-YEAR TOTAL RETURN=4.7%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=0.2%

Evergreen International Equity Fund
Morgan Stanley Eafe Index

CLASS B

1-YEAR TOTAL RETURN=4.1%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=0.5%

Evergreen International Equity Fund
Morgan Stanley Eafe Index

CLASS C

1-YEAR TOTAL RETURN=8.3%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=1.9%

Evergreen International Equity Fund
Morgan Stanley Eafe Index

CLASS Y

1-YEAR TOTAL RETURN=10.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION=2.7%

Evergreen International Equity Fund
Morgan Stanley Eafe Index


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C Shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is unmanaged and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
38

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                            STATEMENT OF INVESTMENTS
                                OCTOBER 31, 1996

  SHARES                                            VALUE
LONG-TERM INVESTMENTS -- 87.3%
COMMON STOCKS -- 85.5%
              ARGENTINA -- 2.7%
     10,517   Banco de Galicia Buenos Aires..... $     48,278
      5,300   Banco Frances del Rio de
              la Plata SA.......................       46,379
     33,700*  Disco SA, ADR.....................      758,250
     15,000   Telecom Argentina, Cl. B..........       56,631
      5,100   Telefonica de Argentina, ADR,
              Cl. B.............................      118,575
    120,500   YPF SA, ADR.......................    2,741,375
      4,000   YPF SA, Cl. D.....................       91,609
                                                    3,861,097
              AUSTRALIA -- 3.6%
     99,000   Australian & New Zealand
              Banking Group Ltd.................      578,337
     64,300   Commonwealth Bank
              of Australia......................      603,959
    304,100   General Property Trust............      571,272
     41,700   National Australia Bank Ltd.......      457,788
    124,500   News Corp., Ltd...................      708,552
    582,100   Quantas Airways...................      848,973
    312,600   Westfield Trust...................      587,240
    165,900   Westpac Bank Corp., Ltd...........      946,798
                                                    5,302,919
              CHILE -- .9%
     45,100   Enersis SA, ADR...................    1,324,813
              DENMARK -- 1.9%
     12,330   Den Danske Bank AS................      884,609
      1,850   FLS Industries AS.................      236,216
      3,250   Jyske Bank AS.....................      234,288
      2,400   Novo Nordisk AS...................      399,704
      8,640   Tele Danmark AS, Ser. B...........      435,545
     13,000   Unidanmark AS,
              Registered Shares.................      599,418
                                                    2,789,780
              FRANCE -- 7.2%
      1,550   Accor SA..........................      194,641
     17,900   Assurances Generales de France....      527,984
     15,500*  Axime SA Ex Segin.................    1,658,386
     16,300   Banque Nationale de Paris.........      609,915
      9,100*  Cerus Compagnies Europeenes
              Reunies SA........................      234,776
      1,650   Christian Dior SA.................      219,462
      2,360   Cie de Saint Gobain...............      318,513
      3,400   Cie Fin de Paribas, Cl. A.........      218,797
      2,626   Compagnie Bancaire SA.............      261,958
  SHARES                                            VALUE

               FRANCE -- 7.2% -- CONTINUED

      3,850   Credit National SA................ $    203,325
      2,000   Eridania Beghin-Say SA............      318,435
        905   EuraFrance........................      395,633
      5,300   Groupe Danone.....................      725,672
      6,000   Pechiney SA.......................      257,604
      5,125   Peugeot SA........................      534,303
     16,050   Renault Regie Nationale...........      342,191
     18,450   Rhone Poulenc SA..................      546,734
      4,750   Schneider SA......................      232,274
     13,750   Elf Aquitaine.....................    1,099,462
      2,000   Societe Generale..................      215,550
     12,200   Thomson-CSF SA....................      380,616
      4,760   Total SA, Cl. B...................      372,327
      9,550   Uap Cie Uap.......................      198,379
     12,100   Usinor Sacilor....................      179,518
      5,550   Worms & Cie.......................      284,421
                                                   10,530,876
              GERMANY -- 7.8%
        540   AMB Aachener & Muenchener
              Beteiligungs AG, Bearer Shares....      395,800
        350   AMB Aachener & Muenchener
              Beteiligungs AG,
              Registered Shares.................      316,627
     21,700   Bankgesellshaft Berlin AG.........      368,975
     32,600   BASF AG...........................    1,041,891
     18,650   Bayer AG..........................      704,670
     28,930   Bayerische Hypotheken - und
              Wechsel-Bank AG...................      847,230
     25,570   Bayerische Vereinsbank AG.........      961,577
      1,920   Berl Kraft & Licht................      567,987
     18,830   BHF-Bank International AG.........      466,274
     26,000   Commerzbank AG....................      582,013
     23,970   Continental AG....................      419,443
     32,820   Dresdner Bank AG..................      877,714
      1,710   Ikb Deutsche Industriebank AG.....      310,519
     13,300   Phoenix AG........................      171,256
     26,700   Siemens AG........................    1,379,606
     20,670   Veba AG...........................    1,102,427
      1,070   Viag AG...........................      395,668
      1,110   Volkswagen AG.....................      437,030
                                                   11,346,707
              HONG KONG -- 4.0%
    160,000   Harbour Centre
              Development Ltd...................      217,273
     25,000   Henderson Land Development
              Co., Ltd..........................      222,285

                                                                              39

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- 85.5% -- CONTINUED
               HONG KONG -- 4.0% -- CONTINUED

    278,281   Hongkong Land Holdings Ltd.,
              ADR............................... $    620,567
     32,700   HSBC Holdings Plc.................      687,105
      9,800*  Hysan Development Co., Warrants
              25 HKD, expire 4/30/98............        4,721
    254,000*  Jardine Matheson Holdings Ltd.,
              ADR...............................    1,435,100
    164,000*  Jardine Strategic Holdings Ltd.,
              ADR...............................      534,640
     58,000   New World Development
              Co., Ltd..........................      337,549
     42,000   Sun Hung Kai Properties Ltd.......      478,001
     72,500   Swire Pacific Ltd.................      639,938
    228,000   Wheelock & Co.....................      513,075
    632,000   Yue Yuen Industrial...............      187,993
                                                    5,878,247
              INDIA -- 1.5%
     42,225   Hindalco Industries Ltd., GDR.....      697,418
      1,700   Reliance Industries Ltd., GDS.....       19,346
    100,200   State Bank of India, GDR..........    1,513,020
                                                    2,229,784
              INDONESIA -- 1.4%
     40,500   Astra International...............       84,328
     81,030   Bank International Indonesia......       94,656
     41,500   Gudang Garam Perus................       63,249
      8,000   HM Sampoerna......................       74,529
    120,683   Indah Kiat Pulp & Paper...........      148,801
     35,000   Indocement Tunggal Prakarsa.......       67,617
     29,000   Indofood Sukses Makmur............       51,045
     17,500   Indosat...........................       53,154
     32,900   Perusahaan Perseroan PE, ADR......      991,113
     23,500   Semen Gresek......................      121,066
    161,500   Telekomunikasi Indonesia..........      239,203
                                                    1,988,761
              ITALY -- .0% (A)
     12,200*  Grassetto SpA.....................          817
              JAPAN -- 24.7%
     84,000   Canon, Inc........................    1,608,362
        150*  DDI Corp..........................    1,126,433
     40,400   Fujitsu Denso.....................    1,330,640
     92,000   Fujitsu Ltd.......................      808,045
     45,000   Hankyu Realty Co..................      407,097
    108,000   Hitachi Ltd.......................      958,061
     65,000   Honda Motor Co., Ltd..............    1,552,852
     35,000   Inabata & Co......................      236,705
  SHARES                                            VALUE

               JAPAN -- 24.7% -- CONTINUED

    200,000   Isuzu Motors Ltd.................. $    988,977
     80,000*  Japan Asia Investment Co., Ltd.
              ..................................      779,939
     70,000   Japan Radio Co....................      934,522
     53,000   Jusco Co..........................    1,573,405
    225,000   Kawasaki Heavy Industries.........    1,029,599
     71,000   Long-Term Credit Bank
              of Japan Ltd......................      470,818
     59,000   Matsushita Electric Works Ltd. ...      570,023
     35,000*  Meiwa Estate Co., Ltd.............    1,079,004
    108,000   Mitsubishi Estate Co., Ltd........    1,346,976
    100,000   Mitsubishi Heavy Industries
              Ltd...............................      768,521
     43,000   Mitsui Fudosan Co.................      532,519
     75,000   Mycal Corp........................    1,152,782
    102,000   NEC Corp..........................    1,110,887
     84,000   Nippon Credit Bank Co.............      253,059
     40,100   Orix Corp.........................    1,493,338
     71,000   Pioneer Electronic Co.............    1,403,100
     25,000   Rohm Co...........................    1,482,148
     90,000   Sharp Corp........................    1,367,529
      6,500   Shohkoh Fund......................    1,364,455
     25,000   Sony Corp.........................    1,499,715
     70,000   Sumitomo Electric Industries......      922,226
     30,000   Sumitomo Realty & Development
              Co., Ltd..........................      218,172
     21,000   Takeda Chemical Industries Ltd.
              ..................................      359,668
     30,000   TDK Corp..........................    1,760,134
    250,000   Toray Industries, Inc.............    1,508,498
     67,000   Toshiba Corp......................      418,989
        450   West Japan Railway................    1,470,291
     25,000   Yokogawa Electric Corp............      221,773
                                                   36,109,262
              KOREA -- .3%
     28,000   Korea Fund, Inc...................      472,500
        840   Pohang Iron & Steel Ltd., ADR.....       17,430
                                                      489,930
              LUXEMBOURG -- .0% (A)
      2,900*  Raymond Woolen Mil Ltd., GDR......       28,275
      1,500   Tata Engineering &
              Locomotive Co., Ltd., GDR.........       18,570
                                                       46,845
              NETHERLANDS -- 2.5%
     14,860   ABN-AMRO Holdings NV..............      839,909
      3,950   DSM NV............................      378,308
      1,750   Hollandsche Beton Groep NV........      324,792

40

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- 85.5% -- CONTINUED
               NETHERLANDS -- 2.5% -- CONTINUED

     23,375   ING Groep NV...................... $    728,790
      8,700   Koninklijke Van Ommeren NV........      361,496
      9,950   Philips Electronics NV............      350,687
      3,700   Royal Dutch Petroleum Co..........      611,033
                                                    3,595,015
              NEW ZEALAND -- 3.6%
  1,510,300   Brierley Investment Ltd...........    1,378,342
    345,350   Carter Holt Harvey Ltd............      776,946
    570,200   Fletcher Challenge,
              Building Shares...................    1,545,006
     27,975   Fletcher Challenge,
              Energy Shares.....................       79,759
    474,100   Fletcher Challenge, Forest
              Shares............................      791,564
     55,950   Fletcher Challenge, Paper
              Shares............................      101,331
    242,400   Lion Nathan Ltd...................      625,936
                                                    5,298,884
              NORWAY -- 2.9%
     12,400   Aker AS, Series A.................      259,435
    446,750   Den Norske Bank AS................    1,484,312
     12,600   Elkem AS..........................      167,847
      9,780   Kvaerner AS, Ser. A...............      369,386
      7,040   Kvaerner AS, Ser. B...............      244,935
     13,840   Norsk Hydro AS....................      637,688
     12,120   Norske Skogindustrier AS, Cl. A...      345,700
      9,560   Norske Skogindustrier AS, Cl. B...      245,712
      7,000   Orkla AS..........................      447,593
                                                    4,202,608
              PAKISTAN -- .2%
      6,500*  Al-Faysal Investment Bank Ltd. ...        1,622
      6,500*  Askari Commercial Bank............        3,608
      4,000*  Bank of Punjab....................        1,532
      4,000*  Cherat Cement Co., Ltd............        2,071
     10,000*  Dewan Salman Fibre Ltd............        8,259
     11,500*  DG Khan Cement....................        2,511
     25,000*  Dhan Fibres Ltd...................        2,526
      5,900   Engro Chemical....................       20,167
     21,500*  Fauji Fertilizer Co., Ltd.........       42,110
     10,000*  Faysal Bank Ltd...................        5,664
     76,000*  Hub Power Co., Ltd................       64,661
     16,500*  Ibrahim Fibres Ltd................        2,779
     15,700   ICI Pakistan......................        7,149
     51,025*  ICI Pakistan, Rights
              10 PKR, expire 12/4/96............        8,912
     15,000*  Karachi Electric Supply Ltd.......        7,953
     20,500*  Lucky Cement......................        4,910
  SHARES                                            VALUE

               PAKISTAN -- .2% -- CONTINUED

     12,500*  Muslim Commercial Bank............ $     11,851
      1,000*  National Developement.............          182
      7,000*  Nishat Textile Mills..............        1,921
      2,400*  Packages Ltd......................        2,994
      5,400*  Pakistan State Oil Co., Ltd.......       46,617
      4,500   Pakistan Synthetic Ltd............        1,448
     44,500*  Pakistan Telecom Corp.............       35,973
      7,000*  Pakland Cement Ltd................        2,139
     21,000*  Sui Northern Gas Pipelines........       21,875
     29,500*  Sui Southern Gas Co., Ltd.........       24,657
                                                      336,091
              PHILIPPINES -- .5%
     18,500*  Millicom International Cellular
              SA, GDR...........................      735,375
              POLAND -- .2%
      1,000   Bank Przemyslowo-
              Handlowy SA.......................       69,353
      1,200   Bank Rozwoju Eksportu SA..........       35,637
        900   Bank Slaski SA....................       83,223
      1,300*  Debica SA, Ser. A.................       26,354
      6,400   Elektrim..........................       53,491
      2,000   Rolimpex SA, Ser. A...............       15,649
      6,500   Wielkopolski Bank
              Kredytowy SA......................       40,456
        300   Zaklady Piwowarskiew
              Zywcu SA..........................       13,337
                                                      337,500
              PORTUGAL -- 1.0%
        300   Banco Internacional do Funchal....        2,509
         42   Banco Internacional do Funchal,
              New Shares........................          351
        700   BCO Chemical Portugal.............        7,226
      3,200   BCO Commerce Portugal.............       39,726
      2,200   BCO Espir Santo...................       38,667
      1,400   BCO Totta E Acores................       25,420
      1,700   BPI Society Gestora,
              Registered Shares.................       20,238
     56,300   Cimpor Cimentos
              de Portugal SA....................    1,183,385
        400   Jeronimo Martins Sgps.............       36,485
      1,100   Modelo Contin Sgps................       34,168
      1,800   Portucel Industria................       11,090
      1,200   Portugal Telecom SA...............       31,206
        500   Seguros Tranquilid,
              Registered Shares.................       10,291
      1,400   Sonae Investimentos SA............       41,035

                                                                              41

                      EVERGREEN INTERNATIONAL EQUITY FUND

(Photo of European Flags appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- 85.5% -- CONTINUED
               PORTUGAL -- 1.0% -- CONTINUED

      1,000*  Soporcel Sociedad Porteguesa de
              Celulose SA....................... $     24,175
        600   Unicer Uniao Cervjeira SA.........       10,820
                                                    1,516,792
              SINGAPORE -- 1.2%
    237,600   DBS Land Ltd......................      748,984
     64,000*  Development Bank of Singapore.....      767,909
     61,000   Prima Ltd.........................      216,543
                                                    1,733,436
              SPAIN -- 3.6%
      8,400*  Corporacion Bancaria
              de Espana SA......................      329,166
      3,300   Cristaleria Espanola SA...........      215,957
     32,800   Europistas Concesionaria
              Espanola SA.......................      278,914
     58,800   Fuerzas Electricia Catal..........      470,050
    149,200   Iberdrola SA......................    1,584,435
     30,000   Repsol SA, ADR....................      978,750
     18,400   Sevillana de Electridad...........      175,932
     34,500   Telefonica de Espana SA...........      692,190
     82,400   Union Electrica Fenosa SA.........      534,717
                                                    5,260,111
              SWEDEN -- 2.3%
      2,870*  Diligentia AB.....................       36,880
      3,850   Electrolux AB, Ser. B.............      214,289
     28,700   Skandinaviska Enskilda Banken,
              Ser. B............................      240,050
     25,050   Sparbanken Sverige AB, Ser. A.....      396,186
     16,900   Stadshypotek AB, Ser. A...........      443,337
     36,500   Stora Kopparbergs Besgslogs,
              Ser. A............................      477,364
     27,100   Stora Kopparbergs Besgslogs,
              Ser. B............................      348,244
     29,150   Svenska Cellulosa AB (SCA)........      611,752
     15,450   Svenska Handelsbanken, Ser. A.....      380,629
      8,550   Svenska Handelsbanken, Ser. B.....      204,138
      4,500*  Swedish Match Co..................       13,413
      2,735*  Tornet Fastighet..................       34,730
                                                    3,401,012
              SWITZERLAND -- 2.7%
        180   Ascom Holding AG,
              Bearer Shares.....................      175,158
        235   Baloise Holdings,
              Registered Shares.................      490,823
      1,930   Banque Cant Vaudoise..............      522,199
  SHARES                                            VALUE

               SWITZERLAND -- 2.7% -- CONTINUED

        170   Pargesa Holding SA................ $    196,361
        500*  Saurer Arbon AG...................      210,047
        380*  Schweizerische
              Rueckversicherungs-Gesellschaft...      407,658
        260   Schweizerische Bankgesellsch......      247,658
      3,340   Schweizerischer Bankverein........      643,426
        410*  Swissair AG.......................      319,502
        370   Winterthur Schweizerische
              Versicherungs-Gesellschaft........      220,419
      1,890   Zurich Versicherun, Bearer
              Shares............................      517,358
                                                    3,950,609
              TAIWAN -- .2%
     25,900*  ROC Taiwan Fund...................      252,525
              THAILAND -- 1.6%
      5,500   Advanced Information
              Services Plc......................       74,642
     16,900   Bangchak Petroleum
              Public Co., Ltd...................       34,801
      2,700   Bangkok Bank Public Co., Ltd. ....       20,333
     13,400   Bangkok Bank Public Co.,
              Ltd. Foreign Shares...............      142,961
      5,300   Dhana Siam Finance & Securities...       14,032
      4,900   Finance One Public Co., Ltd.......       11,339
      2,000   Finance One Public Co., Ltd.
              Foreign Shares....................        5,648
     23,800   IND Finance Thailand..............       70,014
      2,600   Italian Thailand Development......       18,357
     68,400   Jasmine International
              Public Co., Ltd...................      217,313
     13,400   Krung Thailand Bank Plc...........       36,266
      2,000   Land & House Public Co., Ltd. ....       13,258
     59,900   Land & House Public Co.,
              Ltd. Foreign Shares...............      498,090
      4,600   National Finance & Securities Co.
              Ltd...............................        8,751
      3,300   National Finance & Securities
              Co., Ltd. Foreign Shares..........        6,245
      7,100   One Holding Co., Ltd..............        6,962
      1,420   One Holding Public Co., Ltd.,
              Warrants 44 THB, expire 11/2001...           --
      2,600   PTT Exploration & Production
              Public Co., Ltd...................       37,325
      1,200   Shinawatra Computer Co., Plc......       17,227
        700   Siam Cement Public Co., Ltd.......       23,063
     12,700   Siam Cement Public Co., Ltd.
              Foreign Shares....................      434,375
      1,600   Siam City Cement
              Public Co., Ltd...................        9,414

42

                      EVERGREEN INTERNATIONAL EQUITY FUND

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                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

  SHARES                                            VALUE

COMMON STOCKS -- 85.5% -- CONTINUED
               THAILAND -- 1.6% -- CONTINUED

     16,200*  Telecomasia....................... $     30,818
     14,100   Thai Airways International
              Public Co., Ltd...................       27,653
    200,100   Thai Military Bank
              Public Co., Ltd...................      463,067
     19,800   Thai Petrochemical Industry
              Public Co., Ltd...................       19,416
      6,900   Thai Telephone & Communication
              Public Co., Ltd. .................       11,908
      8,000   Thailand Farmers Bank
              Public Co., Ltd...................       61,188
      1,700   UTD Communications................       15,070
                                                    2,329,536
              UNITED KINGDOM -- 7.0%
     32,500   Anglian Water Plc.................      287,760
     40,200   Associated British Foods Plc......      276,113
     13,800   Barclays Bank Plc.................      216,636
     15,400   Bass British Plc..................      197,513
     30,600   British Airways Plc...............      275,420
    155,800   British Gas.......................      484,339
     83,900   British Petroleum Co., Plc........      901,611
    103,800   British Steel Plc.................      288,474
    148,800   British Telecommunications Plc....      845,234
     36,000   Commercial Union Plc..............      380,859
    259,900   Cookson Group Plc.................      956,012
     15,600   GKN Plc...........................      293,262
     22,200   HSBC Holdings Plc.................      454,912
     31,100   Imperial Chemical Industries
              Plc...............................      399,380
     69,500   National Power Plc................      458,130
     17,600   National Westminster Bank.........      200,951
     13,375   Pilkington Plc....................       37,225
     29,342   Royal & Sun Alliance Insurance
              Group Plc.........................      201,297
     58,000   Severn Trent Water Plc............      581,511
     69,500   Thames Water Plc..................      626,677
     72,800   3I Group..........................      572,897
     65,500   United Utilities Plc..............      607,666
     23,700   Whitbread Plc.....................      277,734
     36,700   Yorkshire Water Plc...............      369,150
                                                   10,190,763
                TOTAL COMMON STOCKS
                   (COST $119,228,695)..........  125,040,095
  SHARES                                            VALUE
PREFERRED STOCKS -- 1.0%
              AUSTRALIA -- .5%
    148,050   News Corp., Ltd................... $    652,472
              GERMANY -- .5%
      1,870   Rheinmetall Berlin................      190,161
      1,960   Volkswagen AG.....................      594,704
                                                      784,865
                TOTAL PREFERRED STOCKS
                   (COST $1,384,054)............    1,437,337
 PRINCIPAL
  AMOUNT
CORPORATE BOND -- .8%
              KOREA -- .8%
$ 1,160,000   Samsung Electronics
              .25%, 12/31/06
              (COST $1,319,191).................    1,249,900
                TOTAL LONG-TERM INVESTMENTS
                   (COST $121,931,940)..........  127,727,332
REPURCHASE AGREEMENT -- 13.3%
 19,400,000   State Street Bank & Trust Co.,
              5.51% dated 10/31/96, due
              11/1/96 -- collateralized by
              $19,220,000 U.S. Treasury Notes,
              6.00%, due 5/31/98; value,
              including accrued
              interest -- $19,789,143,
              (COST $19,400,000)..............    19,400,000

                         TOTAL INVESTMENTS
                           (COST
                           $141,331,940)........ 100.6%  147,127,332
                         OTHER ASSETS AND
                           LIABILITIES -- NET...   (.6)     (901,069)
                         NET ASSETS --.......... 100.0% $146,226,263

* Non-income producing securities
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts
GDS -- Global Depositary Shares
(a) Less than one tenth of one percent.
                                                                              43

                      EVERGREEN INTERNATIONAL EQUITY FUND

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                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                OCTOBER 31, 1996

FORWARD CONTRACTS
       FOREIGN CURRENCY            CURRENCY AMOUNT      VALUE ON                         UNREALIZED
         BUY CONTRACTS                PURCHASED        TRADE DATE     CURRENT VALUE     APPRECIATION
Deutsche Mark due 11/1/96             DM2,110,520      $1,389,506      $ 1,394,003        $  4,497
New Zealand Dollar due 11/1/96     NZ$  1,794,189      1,263,647         1,271,122           7,475
                                                                                            11,972

       FOREIGN CURRENCY            CURRENCY AMOUNT
        SELL CONTRACTS                  SOLD
Japanese Yen due 10/24/97        (Yen) 2,368,740,000      22,000,000       21,865,735         134,265
                                                                                          $146,237

FOREIGN CURRENCIES
         QUANTITY                                    VALUE
DM            22,203   German Deutsche Mark       $    14,661
HKD        1,392,385   Hong Kong Dollar               180,076
HJF       64,185,151   Hungarian Forint               413,072
IOR        5,247,542   Indonesian Rupiah                2,253
IEP            1,428   Irish Pound                      2,325
YEN    1,023,417,444   Japanese Yen                 8,988,779
MYR        3,991,349   Malaysian Ringgit            1,579,794
PEN            4,888   Peruvian Nouveau Sol             1,894
PHP        5,390,010   Philippine Peso                205,099
PKR           46,556   Pakistan Rupee                   1,162
PLN           12,668   Polish Zolty                     4,506
SGD        2,942,211   Singapore Dollar             2,088,897
THB           18,693   Thailand Baht                      733
ZAR            2,057   South African Rand                 438
                       TOTAL FOREIGN CURRENCIES
                         (COST $13,468,713)...... $13,483,689

     See accompanying notes to financial statements.
44

                      EVERGREEN INTERNATIONAL EQUITY FUND

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                            INDUSTRY DIVERSIFICATION
                                OCTOBER 31, 1996

                                                                                             PERCENTAGE OF
                                                                                              NET ASSETS
Aerospace & Defense........................................................................          .3%
Automotive Equipment & Manufacturing.......................................................         3.2
Banks......................................................................................        14.6
Building, Construction & Furnishings.......................................................         2.8
Business Equipment & Services..............................................................          .5
Chemical & Agricultural Products...........................................................         3.5
Communication Systems & Services...........................................................         1.1
Consumer Products and Services.............................................................         1.4
Diversified Companies......................................................................         2.6
Electrical Equipment & Services............................................................         7.5
Energy.....................................................................................         4.9
Finance & Insurance........................................................................         8.6
Food & Beverage Products...................................................................          .9
Food Retailing & Distribution..............................................................         2.0
Forest Products & Paper....................................................................         2.1
Health Care Products & Services............................................................          .8
Holding Companies..........................................................................         2.3
Industrial Commercial Goods & Services.....................................................          .8
Information Services & Technology..........................................................          .1
Leisure & Tourism..........................................................................          .4
Machinery -- Diversified...................................................................         1.4
Manufacturing -- Distributing..............................................................         1.2
Metal Products & Services..................................................................         1.1
Office Equipment & Supplies................................................................         1.7
Publishing, Broadcasting & Entertainment...................................................          .9
Real Estate................................................................................         5.3
Retailing & Wholesale......................................................................         1.1
Telecommunication Services & Equipment.....................................................         4.1
Textile & Apparel..........................................................................          .2
Tobacco....................................................................................          .0(a)
Transportation.............................................................................         2.3
Utilities..................................................................................         7.6
      Total Long-Term Investments..........................................................        87.3
Short-Term Investment......................................................................        13.3
Other Assets and Liabilities -- net........................................................        (.6)
      Net Assets...........................................................................       100.0%

(a) Less than one tenth of one percent.
                                                                              45

                      EVERGREEN INTERNATIONAL EQUITY FUND

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                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS:
   Investments in securities (identified cost $121,931,940)......................................................  $127,727,332
   Repurchase agreements at value (identified cost $19,400,000)..................................................    19,400,000
      Investments at value (identified cost $141,331,940)........................................................   147,127,332
   Foreign currency at value (identified cost $13,468,713).......................................................    13,483,689
   Receivable for forward currency contracts held at value.......................................................    24,665,125
   Dividends and interest receivable.............................................................................       514,752
   Receivable for Fund shares sold...............................................................................       415,745
   Receivable for investments sold...............................................................................       160,900
   Unamortized organization expense..............................................................................        28,200
   Prepaid expenses and other assets.............................................................................         6,941
         Total assets............................................................................................   186,402,684
LIABILITIES:
   Due to custodian bank.........................................................................................        15,751
   Payable for forward currency contracts held at value..........................................................    24,518,888
   Payable for investments purchased.............................................................................    15,367,358
   Accrued expenses..............................................................................................        82,178
   Payable for Fund shares repurchased...........................................................................        68,342
   Advisory fee payable..........................................................................................        62,563
   Withholding tax liability.....................................................................................        47,498
   Distribution fee payable......................................................................................        13,843
         Total liabilities.......................................................................................    40,176,421
NET ASSETS.......................................................................................................  $146,226,263
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $139,374,985
   Undistributed net investment income...........................................................................     1,837,370
   Accumulated net realized loss on investment transactions......................................................      (933,828)
   Net unrealized appreciation of investments and foreign currencies.............................................     5,947,736
      Net assets.................................................................................................  $146,226,263
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($7,233,789 693,441 shares of beneficial interest outstanding).................................  $      10.43
   Sales charge -- 4.75% of offering price.......................................................................           .52
         Maximum offering price..................................................................................  $      10.95
   Class B Shares ($14,109,632 / 1,360,422 shares of beneficial interest outstanding)............................  $      10.37
   Class C Shares ($187,817 / 18,039 shares of beneficial interest outstanding)..................................  $      10.41
   Class Y Shares ($124,695,025 / 11,916,010 shares of beneficial interest outstanding)..........................  $      10.46

See accompanying notes to financial statements.
46

                      EVERGREEN INTERNATIONAL EQUITY FUND

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                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $526,363)........................................              $ 3,224,040
   Interest........................................................................................                  170,860
         Total investment income...................................................................                3,394,900
EXPENSES:
   Advisory fee....................................................................................  $ 891,137
   Administrative personnel and service fees.......................................................     55,875
   Distribution fee -- Class A Shares..............................................................     14,674
   Distribution fee -- Class B Shares..............................................................     86,432
   Shareholder services fee -- Class B Shares......................................................     28,811
   Distribution fee -- Class C Shares..............................................................      1,589
   Shareholder services fee -- Class C Shares......................................................        530
   Custodian fee...................................................................................    356,622
   Registration and filing fees....................................................................    114,534
   Transfer agent fee..............................................................................    100,473
   Reports and notices to shareholders.............................................................     42,391
   Professional fees...............................................................................     35,454
   Amortization of organization expense............................................................     14,441
   Insurance expense...............................................................................      8,493
   Trustees' fees and expenses.....................................................................      6,084
   Miscellaneous...................................................................................      1,305
         Total expenses............................................................................  1,758,845
   Less: Fee waivers...............................................................................   (483,599)
         Net expenses..............................................................................                1,275,246
Net investment income..............................................................................                2,119,654
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized loss on investment transactions....................................................                 (551,600)
   Net realized loss on foreign currency transactions..............................................                 (272,087)
   Net change in unrealized appreciation of investments and foreign currencies.....................                5,669,016
Net gain on investments and foreign currencies.....................................................                4,845,329
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................              $ 6,964,983

See accompanying notes to financial statements.
                                                                              47

                      EVERGREEN INTERNATIONAL EQUITY FUND

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                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 TEN MONTHS*
                                                                                               YEAR ENDED           ENDED
                                                                                            OCTOBER 31, 1996   OCTOBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..................................................................    $  2,119,654       $    524,164
   Net realized gain (loss) on investment transactions....................................        (551,600)          (255,993)
   Net realized gain (loss) on foreign currency transactions..............................        (272,087)           107,669
   Net change in unrealized appreciation (depreciation) of investments and foreign
     currencies...........................................................................       5,669,016           (462,577)
      Net increase (decrease) in net assets resulting from operations.....................       6,964,983            (86,737)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares.........................................................................         (39,834)            (3,090)
   Class B Shares.........................................................................         (23,543)                --
   Class C Shares.........................................................................             (59)                --
   Class Y Shares.........................................................................        (645,172)           (30,566)
      Total distributions to shareholders from net investment income......................        (708,608)           (33,656)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..............................................................      63,370,539         33,765,660
   Proceeds from shares issued from acquisition of FFB Diversified International Growth
     Fund.................................................................................      29,658,717                 --
   Proceeds from reinvestment of distributions............................................         365,798             19,562
   Payment for shares redeemed............................................................     (14,067,718)        (5,161,804)
      Net increase resulting from Fund share transactions.................................      79,327,336         28,623,418
      Net increase in net assets..........................................................      85,583,711         28,503,025
NET ASSETS:
   Beginning of period....................................................................      60,642,552         32,139,527
   End of period (including undistributed net investment income of $1,837,370 and
     $616,692, respectively)..............................................................    $146,226,263       $ 60,642,552

* The Fund changed its fiscal year end from December 31 to October 31. See accompanying notes to financial statements.
48

                      EVERGREEN INTERNATIONAL EQUITY FUND

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                              FINANCIAL HIGHLIGHTS

                                                                  CLASS A SHARES                         CLASS B SHARES
                                                                                   SEPTEMBER 2,
                                                       YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS
                                                       ENDED          ENDED          THROUGH          ENDED          ENDED
                                                    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,
                                                      1996++          1995#            1994          1996++          1995#
PER SHARE DATA:
Net asset value, beginning of period.............       $9.58          $9.50          $10.00            $9.53          $9.50
Income (loss) from investment operations:
  Net investment income..........................         .17             .09            .02              .11            .06
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.................................         .78              --           (.52   )          .76           (.03 )
    Total from investment operations.............         .95             .09           (.50   )          .87            .03
Less distributions to shareholders from
  net investment income..........................        (.10  )         (.01  )          --             (.03 )           --
Net asset value, end of period...................      $10.43           $9.58          $9.50           $10.37          $9.53
TOTAL RETURN+....................................        9.9%            1.1%          (5.1%   )         9.2%            .5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........      $7,234          $3,594         $2,545          $14,110         $7,278
Ratios to average net assets:
  Expenses**.....................................       1.24%           1.19%  ++      1.26%   ++       2.00%          1.94% ++
  Net investment income**........................       1.65%           1.38%  ++       .91%   ++       1.05%           .66% ++
Portfolio turnover rate..........................        113%              4%             1%             113%             4%
Average commission rate paid.....................      $.0068             N/A            N/A           $.0068            N/A

                                                 CLASS B SHARES
                                                   SEPTEMBER 2,
                                                      1994*
                                                     THROUGH
                                                   DECEMBER 31,
                                                       1994
PER SHARE DATA:
Net asset value, beginning of period.............     $10.00
Income (loss) from investment operations:
  Net investment income..........................         --
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.................................       (.50   )
    Total from investment operations.............       (.50   )
Less distributions to shareholders from
  net investment income..........................         --
Net asset value, end of period...................      $9.50
TOTAL RETURN+....................................      (5.2%   )
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........     $5,602
Ratios to average net assets:
  Expenses**.....................................      2.02%   ++
  Net investment income**........................       .10%   ++
Portfolio turnover rate..........................         1%
Average commission rate paid.....................        N/A

*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
++ Per share data is calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                CLASS A SHARES                         CLASS B SHARES
                                                                                 SEPTEMBER 2,
                                                     YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS
                                                     ENDED          ENDED          THROUGH          ENDED          ENDED
                                                  OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,
                                                     1996           1995#            1994           1996           1995#
Expenses.......................................      1.66%           1.84%           2.09%          2.42%           2.59%
Net investment income (loss)...................      1.23%            .73%            .08%           .63%            .01%

                                               CLASS B SHARES
                                                 SEPTEMBER 2,
                                                    1994*
                                                   THROUGH
                                                 DECEMBER 31,
                                                     1994
Expenses.......................................      2.85%
Net investment income (loss)...................     (.73%)

See accompanying notes to financial statements.
                                                                              49

                      EVERGREEN INTERNATIONAL EQUITY FUND

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                              FINANCIAL HIGHLIGHTS

                                                                  CLASS C SHARES                         CLASS Y SHARES
                                                                                   SEPTEMBER 2,
                                                       YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS
                                                       ENDED          ENDED          THROUGH          ENDED          ENDED
                                                    OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,
                                                      1996++          1995#            1994          1996++          1995#
PER SHARE DATA:
Net asset value, beginning of period.............       $9.53         $ 9.49          $10.00            $9.60          $9.50
Income (loss) from investment operations:
  Net investment income..........................         .12             .08            .03              .20            .08
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.................................         .76            (.04  )        (.54   )          .78            .03
    Total from investment operations.............         .88             .04           (.51   )          .98            .11
Less distributions to shareholders from
  net investment income..........................         (.0  )(a)         --            --             (.12 )         (.01 )
Net asset value, end of period...................      $10.41           $9.53          $9.49           $10.46          $9.60
TOTAL RETURN+....................................        9.3%             .5%          (5.2%   )        10.3%           1.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........        $188            $196           $163         $124,695        $49,575
Ratios to average net assets:
  Expenses**.....................................       1.99%           1.94%  ++      2.01%   ++        .99%           .94% ++
  Net investment income**........................       1.16%            .79%  ++       .85%   ++       1.95%          1.58% ++
Portfolio turnover rate..........................        113%              4%             1%             113%             4%
Average commission rate paid.....................      $.0068             N/A            N/A           $.0068            N/A

                                                 CLASS Y SHARES
                                                   SEPTEMBER 2,
                                                      1994*
                                                     THROUGH
                                                   DECEMBER 31,
                                                       1994
PER SHARE DATA:
Net asset value, beginning of period.............      $10.00
Income (loss) from investment operations:
  Net investment income..........................         .02
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions.................................        (.51  )
    Total from investment operations.............        (.49  )
Less distributions to shareholders from
  net investment income..........................        (.01  )
Net asset value, end of period...................       $9.50
TOTAL RETURN+....................................       (5.0%  )
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........     $23,830
Ratios to average net assets:
  Expenses**.....................................       1.06%  ++
  Net investment income**........................       1.03%  ++
Portfolio turnover rate..........................          1%
Average commission rate paid.....................         N/A

(a)  Less than one cent per share.
*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
++ Per share data is calculated based on average shares outstanding during the period.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                CLASS C SHARES                         CLASS Y SHARES
                                                                                 SEPTEMBER 2,
                                                     YEAR         TEN MONTHS        1994*           YEAR         TEN MONTHS
                                                     ENDED          ENDED          THROUGH          ENDED          ENDED
                                                  OCTOBER 31,    OCTOBER 31,     DECEMBER 31,    OCTOBER 31,    OCTOBER 31,
                                                     1996           1995#            1994           1996           1995#
Expenses.......................................      2.43%           2.59%           2.84%          1.41%           1.59%
Net investment income..........................       .72%            .14%            .02%          1.53%            .93%

                                                CLASS Y SHARES
                                                 SEPTEMBER 2,
                                                    1994*
                                                   THROUGH
                                                 DECEMBER 31,
                                                     1994
Expenses.......................................      1.89%
Net investment income..........................       .20%

See accompanying notes to financial statements.
50

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen International/Global Growth Funds (the "Funds") are separate series of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Funds consist of Evergreen Emerging Markets Growth Fund ("Emerging Markets"), Evergreen Global Leaders Fund ("Global Leaders"), Evergreen Global Real Estate Equity Fund ("Global Real Estate"), and Evergreen International Equity Fund ("International"), collectively referred to as the "Funds".
     Emerging Market's investment objective is long-term appreciation through investment in equity securities of issuers located in emerging markets. Global Leaders' investment objective is to provide long-term capital growth by investing in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. Global Real Estate's investment objective is long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. International's investment objective is long-term capital appreciation through investment in equity securities of non-U.S. issuers.
     Effective January 1, 1996, First Fidelity Bancorporation ("First Fidelity") merged with First Union National Bank of North Carolina ("First Union"). Effective at the close of business on January 19, 1996, International acquired substantially all of the net assets of FFB Diversified International Growth Fund, an open-end management investment company managed by a subsidiary of First Fidelity registered under the Act, valued at $29,658,717. The net assets were exchanged through a non-taxable transaction for 2,898,154 Class Y shares of International valued at $10.23 per share. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $1,835,426. The aggregate net assets of International after the acquisition were $104,471,175.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Portfolio securities that are listed on a securities exchange are valued at the last quoted sales price taken from the exchange where the security is primarily traded. Securities listed on an exchange that are not traded on the valuation date are valued at the mean between the bid and asked price. Unlisted securities for which market quotations are readily available are valued at a price quoted by one or more brokers. Other securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees. Short-term obligations are stated at amortized cost which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     FOREIGN CURRENCY TRANSLATION -- The Funds' accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the prevailing exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses are reflected as a component of such gains and losses.
     FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date in order to hedge its exposure to changes in foreign
                                                                              51

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued currency exchange rates. Forward currency contracts are revalued daily at the prevailing rates of contracts of the same maturity. Gains and losses on forward currency contracts are reported as realized or unrealized losses on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Funds' behalf by its custodian under a book-entry system. The Funds monitor the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Funds' investment adviser to be creditworthy pursuant to guidelines established by the Trustees.
     INVESTMENT INCOME AND EXPENSES -- Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are accrued daily.
     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and from net capital gains on investments for the Funds are declared and paid annually or more frequently as required. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from the amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.
     As of October 31, 1996, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                       UNDISTRIBUTED NET       ACCUMULATED REALIZED
                       INVESTMENT INCOME     GAIN/LOSS ON INVESTMENTS
Emerging Markets           $  (7,591)               $   24,761
Global Leaders                14,948                   (14,948)
Global Real Estate           (20,261)                   43,574
International               (190,368)                  145,852

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable net income to its shareholders. Accordingly, no provisions for federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Funds' policy not to distribute such gains. During the year, Global Real Estate utilized $402,699 of its available capital loss carryforward to offset realized capital gains for Federal income tax purposes. As of October 31, 1996, Emerging Markets, Global Real Estate and International had capital loss carryforwards of $1,796,534, $6,947,906 and $895,418, respectively. Pursuant to the Code, these capital loss carryforwards will expire as follows:

                        2002          2003          2004
Emerging Markets       $69,824     $1,625,952     $100,758
Global Real Estate          --      6,947,906           --
International               --        255,531      639,887

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.
52

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     DEFERRED ORGANIZATIONAL EXPENSES -- The costs incurred by Emerging Markets, Global Leaders and International with respect to their organization have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares or to a specific fund in a trust are charged to that class or trust. Expenses common to the Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     REAL ESTATE INVESTMENT TRUSTS -- Global Real Estate owns shares of real estate investment trusts which report information on the source of their distributions annually. A portion of their distributions received during the year is estimated to be a return of capital and is recorded as a reduction of their cost.
     USE OF ESTIMATES -- The preparation of the financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union is Emerging Markets' and
International's investment adviser, and is entitled to a fee based on a percentage of each Fund's average daily net assets as shown in the table below. For Emerging Markets and International, First Union voluntary waived $326,122 and $479,316 respectively, of its advisory fee for the year ended October 31, 1996. In addition, First Union voluntarily reimbursed $75,341 in operating expenses for Emerging Markets for the year ended October 31, 1996. First Union can modify or terminate these voluntary waivers at any time.

                                                            AVERAGE DAILY
                                 ADVISORY FEE                 NET ASSETS
EMERGING MARKETS
                                                       on the first $100
                                     1.50%             million
                                     1.45%             on the next $100 million
                                     1.40%             on the next $100 million
                                                       in excess of $300
                                     1.35%             million

                                                            AVERAGE DAILY
                                 ADVISORY FEE                 NET ASSETS
INTERNATIONAL
                                     0.82%             on the first $20 million
                                     0.79%             on the next $30 million
                                     0.76%             on the next $50 million
                                                       in excess of $100
                                     0.73%             million

     Under terms of a sub-advisory agreement with First Union, Marvin & Palmer Associates, Inc. ("Marvin & Palmer") is entitled to the following annual fee from First Union based on Emerging Markets' average daily net assets:

                                                                AVERAGE DAILY
                                   SUB-ADVISORY FEE               NET ASSETS
                                                           on the first $100
                                         1.00%             million
                                         0.95%             on the next $100 million
                                         0.90%             on the next $100 million
                                                           in excess of $300
                                         0.85%             million

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Through September 30, 1996, Boston International Advisers, Inc. ("BIA") was the sub-advisor for International. Under terms of a sub-advisory agreement with First Union, BIA was entitled to the following annual fee from First Union based on International's average daily net assets:

                                                                 AVERAGE DAILY
                                   SUB-ADVISORY FEE               NET ASSETS
                                         0.32%             on the first $20 million
                                         0.29%             on the next $30 million
                                         0.26%             on the next $50 million
                                         0.23%             in excess of $100 million

     Effective October 1, 1996, Warburg, Pincus Counsellors, Inc. ("Warburg") became International's sub-advisor. Under the terms of the new sub-advisory agreement, Warburg is entitled to an annual fee from First Union of .55 of 1% of International's average daily net assets.
     Under the terms of Emerging Markets' and International's sub-advisory agreements, Marvin & Palmer and Warburg are responsible for the investment decisions for their respective funds.
     Pursuant to an agreement with Global Leaders' and Global Real Estate's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee of .95 of 1% and 1% of Global Leaders' and Global Real Estate's average daily net assets, respectively.
     Evergreen Asset has voluntarily agreed to reimburse Global Leaders to the extent that the Fund's operating expenses (including the investment advisory fee and amortization of organization expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average daily net assets for the forseeable future. For the year ended October 31, 1996, Evergreen Asset waived $138,323 of its advisory fee. In addition, for Global Real Estate, Evergreen Asset voluntarily waived $37,319 of its advisory fee and reimbursed $27,960 in expenses. Evergreen Asset may revise or cease these voluntary expense waivers and expense reimbursements at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Global Leaders and Global Real Estate and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the year ended October 31, 1996, Global Leaders and Global Real Estate incurred brokerage commissions of $54,074 and $40,808, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset at no additional expense to the funds for its cost of providing investment advisory services.
     At October 31, 1996, Stephen A. Lieber, Chairman of Evergreen Asset owned, directly or beneficially, 30% of the outstanding shares of Global Real Estate.
     ADMINISTRATIVE AGREEMENT -- Evergreen Asset furnishes Global Real Estate with administrative services as part of its advisory agreement and accordingly, Global Real Estate does not pay a separate administration fee. Furman Selz LLC ("Furman Selz") is the Fund's sub-administrator. As sub-administrator, Furman Selz provides the officers of the Funds. For Global Real Estate, Furman Selz' fee is paid by Evergreen Asset and is not a fund expense.
     Evergreen Asset is also Emerging Markets', Global Leaders' and International's administrator and Furman Selz is sub-administrator. Evergreen Asset's and Furman Selz' fees for these funds are based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset is also the investment adviser. These fees are calculated at the following annual rates:
54

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- continued

                                   AVERAGE DAILY
  ADMINISTRATION FEE                NET ASSETS
        0.050%                on the first $7 billion
        0.035%                on the next $3 billion
        0.030%                on the next $5 billion
        0.020%                on the next $10 billion
        0.015%                on the next $5 billion
                              in excess of $30
        0.010%                billion

                                   AVERAGE DAILY
SUB-ADMINISTRATION FEE              NET ASSETS
       0.0100%                on the first $7 billion
       0.0075%                on the next $3 billion
       0.0050%                on the next $15 billion
                              in excess of $25
       0.0040%                billion

     At October 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was the investment adviser totaled approximately $16.3 billion.
     Evergreen Asset voluntarily waived $4,405, $8,409 and $4,283 in administration fees for Emerging Markets, Global Leaders and International, respectively.
     PLAN OF DISTRIBUTION AND SHAREHOLDER SERVICING -- The Funds have adopted for each of their Class A, Class B and Class C shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A shares and an annual fee of 1% for Class B and Class C shares. For each of these Funds, the payments for Class A shares were voluntarily limited to .25 of 1% of average daily net assets.
     In connection with its Plan, Global Leaders and Global Real Estate have entered into a distribution agreement with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz, whereby they will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and annual fee of 1% of Class B and Class C shares average daily net assets. A portion of the payments of Class B and Class C shares, up to .25 of 1% may constitute a shareholder services fee. In connection with their Plans, Emerging Markets and International have entered into a distribution agreement with EFD they will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A shares average daily net assets and annual fee of .75 of 1% of Class B and Class C shares average daily net assets. Emerging and International have entered into a shareholder services agreement with First Union Brokerage ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS up to .25 of 1% for certain services provided to shareholders and or maintenance of shareholder accounts relating to these Funds' Class B and Class C Shares.
     SALES CHARGES -- EFD has advised the Funds that it has retained the following amounts from front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1996:

Emerging Markets        $ 1,307
Global Leaders           23,499
Global Real Estate          117
International             6,190

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended October 31, 1996 were as follows:

                        PURCHASES          SALES
Emerging Markets       $ 42,280,735     $ 21,900,266
Global Leaders           70,764,667        4,136,827
Global Real Estate       14,068,987       33,425,935
International           182,042,212      121,969,888

     On October 31, 1996, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal tax purposes was as follows:

                                                                                           FEDERAL TAX
                                            APPRECIATION    DEPRECIATION        NET            COST
Emerging Markets                             $1,481,985      $1,567,243     $   (85,258)   $ 33,158,868
Global Leaders                                5,080,021       1,571,851       3,508,170      71,235,050
Global Real Estate                            6,929,126       7,232,330        (303,204)     47,330,355
International                                 9,137,427       3,621,380       5,516,047     141,611,285

NOTE 5 -- SHARES OF BENEFICIAL INTEREST
     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized. The shares are divided into four classes which are designated Class A, Class B, Class C and Class Y shares. Class A shares are offered with a front-end sales charge of up to 4.75%. Class B shares are offered with a contingent deferred sales charge payable when shares are redeemed which declines from 5% to zero depending on the period of time the shares were held (after which they will convert to Class A shares). Class C shares are offered with a 1% contingent deferred sales charge on shares redeemed within the first year of purchase. Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. All classes have identical voting, dividend, liquidation and other rights, except that certain classes bear different distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
56

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                                   YEAR ENDED               TEN MONTHS ENDED
                                                                                OCTOBER 31, 1996            OCTOBER 31, 1995
EMERGING MARKETS                                                              SHARES        AMOUNT        SHARES       AMOUNT
CLASS A
Shares sold..............................................................      108,210    $   958,874      64,702    $  496,478
Shares issued on reinvestment of distributions...........................          817          6,713          --            --
Shares redeemed..........................................................      (55,942)      (493,377)    (29,531)     (228,199)
        Net increase.....................................................       53,085        472,210      35,171       268,279
CLASS B
Shares sold..............................................................      147,629      1,317,529      95,843       737,910
Shares redeemed..........................................................      (51,462)      (443,501)    (43,408)     (335,151)
        Net increase.....................................................       96,167        874,028      52,435       402,759
CLASS C
Shares sold..............................................................        8,040         72,696       5,116        41,284
Shares redeemed..........................................................       (5,067)       (43,102)     (8,933)      (64,678)
        Net increase (decrease)..........................................        2,973         29,594      (3,817)      (23,394)
CLASS Y
Shares sold..............................................................    2,531,857     22,621,852     566,623     4,319,138
Shares issued on reinvestment of distributions...........................        1,942         15,980          --            --
Shares redeemed..........................................................     (301,830)    (2,683,970)   (105,109)     (816,292)
        Net increase.....................................................    2,231,969     19,953,862     461,514     3,502,846
Total net increase resulting from Fund share
  transactions...........................................................    2,384,194    $21,329,694     545,303    $4,150,490

                                                                                                                YEAR ENDED
                                                                                                             OCTOBER 31, 1996
GLOBAL LEADERS                                                                                            SHARES        AMOUNT
CLASS A
Shares sold...........................................................................................   1,128,476    $12,914,033
Shares redeemed.......................................................................................     (38,955)      (450,952)
        Net increase..................................................................................   1,089,521     12,463,081
CLASS B
Shares sold...........................................................................................   3,561,481     40,763,569
Shares redeemed.......................................................................................     (26,709)      (307,417)
        Net increase..................................................................................   3,534,772     40,456,152
CLASS C
Shares sold...........................................................................................      48,546        557,221
Shares redeemed.......................................................................................      (1,852)       (21,683)
        Net increase..................................................................................      46,694        535,538
CLASS Y
Shares sold...........................................................................................   1,680,883     18,367,195
Shares issued on reinvestment of distributions........................................................       1,378         14,211
Shares redeemed.......................................................................................    (120,293)    (1,342,441)
        Net increase..................................................................................   1,561,968     17,038,965
Total net increase resulting from Fund share transactions.............................................   6,232,955    $70,493,736

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                  YEAR ENDED                ONE MONTH ENDED
                                                                               OCTOBER 31, 1996            OCTOBER 31, 1995
GLOBAL REAL ESTATE                                                          SHARES         AMOUNT        SHARES       AMOUNT
CLASS A
Shares sold............................................................      208,609    $  2,645,216         956    $    11,527
Shares redeemed........................................................     (156,309)     (2,008,136)         --             --
        Net increase...................................................       52,300         637,080         956         11,527
CLASS B
Shares sold............................................................        7,284          91,539         197          2,360
Shares redeemed........................................................       (4,878)        (59,333)     (2,136)       (25,616)
        Net increase (decrease)........................................        2,406          32,206      (1,939)       (23,256)
CLASS C
Shares sold............................................................        2,142          27,504          --             --
Shares redeemed........................................................       (1,782)        (22,492)       (248)        (2,941)
        Net increase (decrease)........................................          360           5,012        (248)        (2,941)
CLASS Y
Shares sold............................................................    1,060,595      13,278,484      52,172        626,578
Shares redeemed........................................................   (2,500,751)    (31,249,121)   (329,743)    (3,928,556)
        Net decrease...................................................   (1,440,156)    (17,970,637)   (277,571)    (3,301,978)
Total net decrease resulting from Fund share transactions..............   (1,385,090)   ($17,296,339)   (278,802)   ($3,316,648)

                                                                                 YEAR ENDED               TEN MONTHS ENDED
                                                                              OCTOBER 31, 1996            OCTOBER 31, 1995
INTERNATIONAL                                                              SHARES        AMOUNT        SHARES        AMOUNT
CLASS A
Shares sold............................................................     459,233    $ 4,772,348      178,686    $ 1,741,458
Shares issued on reinvestment of distributions.........................       3,882         39,171          314          3,081
Shares redeemed........................................................    (144,771)    (1,513,977)     (71,833)      (698,595)
        Net increase...................................................     318,344      3,297,542      107,167      1,045,944
CLASS B
Shares sold............................................................     802,691      8,346,658      339,054      3,280,684
Shares issued on reinvestment of distributions.........................       2,297         23,175          180          1,652
Shares redeemed........................................................    (208,561)    (2,169,847)    (165,193)    (1,606,194)
        Net increase...................................................     596,427      6,199,986      174,041      1,676,142
CLASS C
Shares sold............................................................      11,595        120,774       12,504        116,208
Shares issued on reinvestment of distributions.........................           5             55           --             --
Shares redeemed........................................................     (14,095)      (148,202)      (9,102)       (89,151)
        Net increase (decrease)........................................      (2,495)       (27,373)       3,402         27,057
CLASS Y
Shares sold............................................................   4,796,183     50,130,759    2,935,478     28,627,310
Shares issued from acquisition of FFB Diversified International Growth
  Fund.................................................................   2,898,154     29,658,717           --             --
Shares issued on reinvestment of distributions.........................      30,069        303,397        1,510         14,829
Shares redeemed........................................................    (972,043)   (10,235,692)    (282,738)    (2,767,864)
        Net increase...................................................   6,752,363     69,857,181    2,654,250     25,874,275
Total net increase resulting from Fund share transactions..............   7,664,639    $79,327,336    2,938,860    $28,623,418

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place with all of the Evergreen Funds and their custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds.
     Prior to July 3, 1996, Global Real Estate had a financing agreement with the Bank, which provided the Fund with a line of credit, in the aggregate amount of the lesser of $5,000,000 or 5% of the value of the Fund's net assets, to be accessed for temporary or emergency purposes. Borrowings under the line of credit bore interest at 1% above the Bank's cost of funds as set periodically by the Bank and were secured by securities pledged by the Fund.
     During the year ended October 31, 1996, Global Real Estate had borrowings outstanding for 162 days under the lines of credit and incurred interest charges amounting to $16,803. Global Real Estate's average debt outstanding during the year aggregated $583,642 at a weighted average interest rate of 6.4%. Global Real Estate had no outstanding borrowings at October 31, 1996.
NOTE 7 -- CONCENTRATION OF CREDIT RISK
     Since Global Real Estate invests a substantial portion of its assets in REITs, it may be more affected by economic developments in the real estate industry than would a general equity fund.
NOTE 8 -- DEFERRED TRUSTEES' FEES
     Each Trustee may defer any or all of his compensation related to performance of his duties as a Trustee of the Funds. Deferred balances are allocated to a "Deferral Account", which is included in the accrued expenses for each Fund at October 31, 1996, in its Statement of Assets and Liabilities. Any gains earned or losses incurred in the Deferral Accounts are reported in each Fund's Trustees' fees and expenses on the Statement of Operations. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of October 31, 1996, Trustees had deferred $328, $2,299, $5,041 and $1,769 for Emerging Markets, Global Leaders, Global Real Estate and International, respectively.
                                                                              59

                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN GLOBAL LEADERS FUND,
EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, AND EVERGREEN INTERNATIONAL EQUITY
FUND
     In our opinion, the accompanying Statements of Assets and Liabilities, including the Statements of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Emerging Markets Growth Fund (one of the Evergreen Investment Trust Portfolios), Evergreen Global Leaders Fund and Evergreen Global Real Estate Equity Fund (two of the Evergreen Equity Trust Portfolios), and Evergreen International Equity Fund (one of the Evergreen Investment Trust Portfolios) (collectively, the "Funds"), at October 31, 1996, the results of each of their operations for the year then ended, the changes in net assets of Evergreen Emerging Markets Growth Fund and of Evergreen Global Leaders Fund for the year ended October 31, 1996, of Evergreen Global Real Estate Equity Fund for the year then ended and for the one month period ended October 31, 1995, and of Evergreen International Equity for the year ended October 31, 1996, and the financial highlights of Evergreen Emerging Markets Growth Fund and of Evergreen Global Leaders Fund for the year ended October 31, 1996, of Evergreen Global Real Estate Equity Fund for the periods indicated, and of Evergreen International Equity Fund for the year ended October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights of Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund for the ten month period ended October 31, 1995 and the period ended December 31, 1994, and the statements of changes in net assets for the ten month period ended October 31, 1995 were audited by other independent accountants, whose opinion, dated December 8, 1995, was unqualified. PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
December 19, 1996
60

                             TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              Joan V. Fiore
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Donald E. Brostrom
                              Assistant Treasurer

                              Stephen W. St. Clair
                              Assistant Treasurer

                              * These individuals are not Trustees for Emerging
                                Markets or International.

                              + Trustee Emeritus.

                              PROXY VOTING RESULTS

                              A special meeting of shareholders of International was held on October 1, 1996, to vote on the selection of Warburg, Pincus Counsellors, Inc. ("Warburg") as the sub-advisor for the Fund, and to approve the new sub-advisory agreement relating to the Fund between Warburg and First Union National Bank of North Carolina, the Fund's investment advisor. The proposal was approved, as follows:

                                       For: 10,607,945
                                   Against: 40,995
                                   Abstain: 234,383

This brochure must be preceeded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                       NOT       May lose value
                       FDIC      No bank guarantee
                       INSURED


                    Evergreen Funds Distributor, Inc.

EvergreenSM is a Service Mark of Evergreen Asset Management Corp. Copyright 1996, Evergreen Asset Management Corp.

                                                                    539749
46126                                                                12/96